UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06153
Integrity Managed Portfolios
(Exact name of registrant as specified in charter)
Address of Registrant:	1 N Main St
Minot, ND 58703

Name and address of agent for service:	Brenda Sem
1 N Main St Street
Minot, ND 58703

Registrant's telephone number, including area code: (701) 852-5292

Date of fiscal year end: July 29

Date of reporting period: July 29, 2005

Item 1)           Reports to Stockholders.

KansasInsured Intermediate Fund

Dear Shareholder:

Enclosed is the annual report of the Kansas Insured Intermediate Fund (the "Fund") for the year ended July 29, 2005. The Fund's portfolio and related financial statements are presented within for your review.

The central theme of the 1990's economy was its ability to grow without aggravating inflation. Falling interest rate yields, declining unemployment, lack of recessions, a persistently rising stock market and a surplus government budget were a direct outcome of this period. While inflation continued to decline, interest rates moved lower. The Federal Reserve never had to tighten aggressively since inflationary pressures never became overwhelming.

Today, after more than 20 years of growing without a major inflationary episode, the 10-year Treasury bond yield has languished around 4 percent despite two years of solid real GDP growth, a record-setting surge in oil prices, a 75 percent advance in industrial commodity prices and a booming housing market.

This may also explain why the Federal Reserve has proclaimed it can be "patient" and "measured" in its approach to raising rates, despite the fact they have raised the federal funds target rate from a four-decade low of 1% to 3.25% at the end of June.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, longer-term yields have fallen during the period as the 10-year Treasury bond yield ended the period at 4.28% after beginning the period at 4.46%. This "conundrum" as Federal Reserve Chairman Alan Greenspan refers to it, can be attributed to massive Asian and oil producing nations buying dollar denominated assets, i.e. government bonds. These purchases may decline as China recently revalued its currency, "the Yuan". One scenario of this change would reduce China's huge purchases of U.S. dollars and U.S. bonds and, as a result, American interest rates could be forced higher.

Given our concerns that inflationary trends are growing and the Federal Reserve will continue to be accommodative, our strategy is to focus on bonds with higher coupons, (The Fund's Average Coupon as of July 29, 2005 was 5.18%, maintaining a lower average maturity life of 8 years and a short position in U.S. Treasury futures. Although this conservative strategy at times limits the Fund's full participation in market rallies, it preserves principal in market downturns. As of this report, interest rates have moved higher as economic reports continue to show growth in the economy.

The Kansas Insured Intermediate Fund began the period at $11.44 per share and ended the period at $10.94 per share for a total return of (0.75)% (without sales charge). This compares to the Lehman Brothers seven-year municipal index's return of 3.96% for the period.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality, double tax-exempt issues. Credit quality for the period was: AAA 100%. Income exempt from federal and Kansas state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.intrgrityfunds.com for daily prices along with pertinent fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission's ("SEC's") Internet site at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s). The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions July 29, 2005 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

July 29, 2005 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

AAA	100%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

S-School	24.8%
HC-Health Care	24.0%
H-Housing	21.0%
W/S-Water/Sewer	9.7%
G-Government	7.5%
O-Other	7.5%
U-Utilities	5.5%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

July 29, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005, to July 29, 2005.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/05)	(07/29/05)	(02/01/05 - 07/29/05)
Actual
Class A	$1,000.00	$996.13	$3.72
Hypothetical (5% annual return before expenses)
Class A	$1,000.00	$1,021.27	$3.77

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund's ending account value on the first line in the table is based on its actual total return of (0.39%) for the period of February 1, 2005, to July 29, 2005.

July 29, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending July 29, 2005
				Since Inception (November 23, 1992)
Kansas Insured Intermediate Fund	1 year	5 year	10 year
Without sales charge	(0.75)%	2.70%	3.30%	3.89%
With sales charge (2.75%)	(3.45)%	2.13%	3.01%	3.66%

	For periods ending July 29, 2005

Lehman Brothers Municipal Seven-Year Maturity Bond Index	1 year	5 year	10 year	Since Inception (November 23, 1992)
	3.96%	5.71%	2.82%	5.75%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

July 29, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH (INSERT HERE)

Comparison of change in value of $10,000 investment in the Kansas Insured Intermediate Fund and the Lehman Brothers Municipal Seven-Year Maturity Bond Index

	Kansas Insured Intermediate Fund w/o Sales Charge	Kansas Insured Intermediate Fund w/ Max Sales Charge	Lehman Brothers Municipal Seven-Year Maturity Bond Index
11/23/1992	$10,000	$9,725	$10,000
1993	$10,829	$10,531	$10,694
1994	$11,025	$10,722	$10,982
1995	$11,656	$11,335	$11,868
1996	$12,326	$11,987	$12,471
1997	$12,912	$12,557	$13,548
1998	$13,321	$12,955	$14,260
1999	$13,815	$13,435	$14,729
2000	$14,112	$13,724	$15,405
2001	$15,062	$14,648	$16,819
2002	$15,682	$15,251	$18,018
2003	$15,880	$15,443	$18,712
2004	$16,359	$15,906	$19,561
2005	$16,237	$15,787	$20,336

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

July 29, 2005 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "Independent" Trustees. Two of the remaining three Trustees and/or executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGH SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Lynn W. Aas 904 27th St NW Minot, ND 58703 84	Trustee	Since January 1996	Retired; Attorney; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave SW - Ste. 305 Minot, ND 58701 70	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003) ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), and Integrity Fund of Funds, Inc. (since January 1999), and Trustee, The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH OF SERVICE	PRINCIPAL OCUPATION(S) IN THE LAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX *	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
**Robert E. Walstad 1 N. Main St. Minot, ND 58703 60	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (September 2002 to December 2004), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 N. Main St. Minot, ND 58703 71	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., Integrity Funds Distributor, Inc.; Vice President and Secretary, The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since May 2004), The Integrity Funds and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and Directors of the Fund's Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

Schedule of Investments July 29, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody's/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

Kansas Insured Intermediate Fund (96.0%)
Butler Cty., KS (Circle) USD #375 FSA	Aaa/NR	5.000%	09/01/13	$500,000	$531,895
#Chisholm Creek Util. Auth. (Bel Aire & Park City, KS Pj.) MBIA	Aaa/NR	5.250	09/01/16	770,000	846,892
Derby, KS Water System Rev. AMBAC	Aaa/NR	4.500	10/01/16	195,000	203,354
Dodge, KS USD #443 Unltd. General Obligation FSA	Aaa/AAA	5.750	09/01/13	100,000	110,595
Johnson Cty., KS Community College Student Commons & Parking AMBAC	Aaa/AAA	5.000	11/15/19	235,000	252,322
Johnson Cty., KS USD #232 (Desoto) MBIA	Aaa/NR	5.000	03/01/15	250,000	273,855
Kingman Cty., KS USD #331 FGIC	Aaa/AAA	5.500	10/01/12	250,000	278,045
KS Devl. Finance Auth (Wichita Univ.) AMBAC	Aaa/AAA	5.900	04/01/15	305,000	333,655
KS Devl. Finance Auth. (Hays Medl. Ctr.) Rev. MBIA	Aaa/NR	5.500	11/15/17	100,000	105,298
KS Devl. Finance Auth. (Dept. Admin. 7th & Harrison PJ) AMBAC	Aaa/AAA	5.500	12/01/13	375,000	411,131
KS Devl. Finance Auth. (Hays Medl. Ctr.) Rev. MBIA	Aaa/NR	5.200	11/15/08	375,000	393,161
KS Devl. Finance Auth. (Hays Medl. Ctr.) Rev. MBIA	Aaa/NR	5.300	11/15/09	375,000	392,798
KS Devl. Finance Auth. (KS St. Projects) Rev. MBIA	Aaa/AAA	5.000	10/01/17	250,000	266,448
KS Devl. Finance Auth. (Park Apts.) Multifamily Hsg.Rev. FNMA	NR/AAA	5.700	12/01/09	325,000	333,076
#KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.700	11/15/08	450,000	464,859
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.600	11/15/07	100,000	103,836
*KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.750	11/15/12	845,000	935,128
*Mission, KS Multifamily Hsg. (Lamar Place) Rev. FNMA	NR/AAA	5.000	10/01/14	605,000	617,965
Mission, KS Multifamily Hsg. (Lamar Place) Rev. FNMA	NR/AAA	5.180	10/01/23	445,000	447,955
Olathe, KS Multifamily Hsg. (Bristol Pointe) Rev. Ref. FNMA	NR/AAA	5.250	11/01/12	485,000	499,991
Saline Cty., KS USD #305 (Salina) G.O. Ref. FSA	Aaa/NR	5.500	09/01/15	190,000	211,314
Saline Cty., KS USD #305 (Salina) G.O. Ref. FSA	Aaa/NR	5.500	09/01/15	60,000	65,627
*Sedgwick Cty., KS USD #259 FSA	Aaa/AAA	4.375	10/01/15	600,000	621,942
Shawnee Cty., KS USD #437 (Auburn-Washburn) G.O. Ref. FSA	Aaa/NR	5.000	09/01/14	485,000	517,621
Shawnee, KS Multifamily Hsg. (Thomasbrooks Apts.) Rev. FNMA COL.	NR/AAA	5.250	10/01/14	245,000	249,829
*University of Kansas Hosp. Auth. AMBAC	Aaa/AAA	5.500	09/01/15	1,000,000	1,074,400
Washburn Univ. (Living Learning Ctr.) Bldg. Rev. AMBAC	Aaa/AAA	5.350	07/01/11	105,000	113,315
Wellington, KS Utility Rev. AMBAC	Aaa/AAA	5.000	05/01/12	250,000	260,723
#Wichita, KS G.O. (Series 772) FGIC	Aaa/AAA	4.100	09/01/14	655,000	673,019
#Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.375	07/01/10	375,000	384,566
*Wichita, KS Multifamily Hsg. (Cimarron Apartments) FNMA	Aa/AAA	5.250	10/01/12	490,000	504,504
Wichita, KS Public Building Commission (State Office Prj.) Rev. AMBAC	Aaa/AAA	4.000	10/01/14	250,000	254,628
Wichita, KS Water & Sewer Util. Rev. FGIC	Aaa/AAA	5.250	10/01/14	325,000	357,789
#Wyandotte Cty, Kansas City, KS Gov't Util. Syst. Rev. MBIA	Aaa/AAA	5.125	09/01/13	500,000	534,980
Wyandotte Cty., KS USD #500 G.O. FSA	Aaa/AAA	5.250	09/01/13	250,000	278,652

TOTAL KANSAS INSURED INTERMEDIATE FUND (COST: $13,333,104)					$13,905,168

SHORT-TERM SECURITIES (1.4%)				Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $208,880)				208,880	$208,880
					$208,880

TOTAL INVESTMENTS IN SECURITIES (COST: $13,541,984)					$14,114,048
OTHER ASSETS LESS LIABILITIES					365,857

NET ASSETS					$14,479,905

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Non-rated (NR) securities in the Fund were investment grade when purchased.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Assets and Liabilities July 29, 2005

ASSETS
Investment in securities, at value (cost: $13,541,984)	$14,114,048
Cash	12,028
Accrued interest receivable	213,149
Accrued dividends receivable	411
Variation margin on futures	196,500
Prepaid expenses	2,056

Total Assets	$14,538,192

LIABILITIES
Dividends payable	$43,981
Accrued expenses	14,306

Total Liabilities	$58,287

NET ASSETS	$14,479,905

Net assets are represented by:
Paid-in capital	$15,627,539
Accumulated undistributed net realized gain (loss) on investments and futures	(1,815,212)
Unrealized appreciation on investments	572,064
Unrealized appreciation on futures	95,514
Total amount representing net assets applicable to 1,323,367 outstanding shares of no par common stock (unlimited shares authorized)	$14,479,905

Net asset value per share	$10.94
Public offering price (based on sales charge of 2.75%)	$11.25

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended July 29, 2005

INVESTMENT INCOME
Interest	$712,702
Dividends	7,908
Total Investment Income	$720,610

EXPENSES
Investment advisory fees	$80,593
Administrative service fees	17,950
Transfer agent fees	23,946
Accounting service fees	31,993
Custodian fees	3,469
Transfer agent out-of-pockets	1,498
Professional fees	1,812
Trustees fees	2,219
Reports to shareholders	2,352
Registration and filing fees	2,561
Insurance expense	829
Legal fees	3,835
Audit expense	5,400
Total Expenses	$178,457
Less expenses waived or absorbed by the Fund's manager	(57,567)
Total Net Expenses	$120,890

NET INVESTMENT INCOME	$599,720

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$45,117
Futures transactions	(944,910)
Net change in unrealized appreciation (depreciation) of:
Investments	(139,213)
Futures	320,199
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(718,807)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(119,087)

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Changes in Net Assets

For the year ended July 29, 2005, and the year ended July 30, 2004

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$599,720	$653,863
Net realized gain (loss) on investment and futures transactions	(899,793)	(245,555)
Net change in unrealized appreciation (depreciation) on investments and futures	180,986	13,246
Net Increase (Decrease) in Net Assets Resulting From Operations	$(119,087)	$421,554

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.42 and $.43 per share, respectively)	$(599,718)	$(653,863)
Distributions from net realized gain on investment and futures transactions ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$(599,718)	$(653,863)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,323,793	$1,575,622
Proceeds from reinvested dividends	352,495	364,330
Cost of shares redeemed	(3,460,076)	(3,201,723)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,783,788)	$(1,261,771)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(2,502,593)	$(1,494,080)

NET ASSETS, BEGINNING OF PERIOD	16,982,498	18,476,578

NET ASSETS, END OF PERIOD	$14,479,905	$16,982,498

The accompanying notes are an integral part of these financial statements.

Notes to Financial StatementsJuly 29, 2005

Note 1. ORGANIZATION

Business operations - Kansas Insured Intermediate Fund (the "Fund") is an investment portfolio of Integrity Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 23, 1992, other than matters relating to organization and registration. On November 23, 1992, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas insured securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 2.75% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities - The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Distributions during the year ended July 29, 2005, were characterized as tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	July 29, 2005	July 30, 2004
Tax-exempt income	$599,718	653,863
Ordinary income	0	0
Long-term capital gains	0	0
Total	$599,718	653,863

As of July 29, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($1,719,699)	$572,064	$1,147,635

The Fund has unexpired capital loss carryforwards for tax purposes as of July 29, 2005, totaling $1,517,469, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2006	$125,539
2007	$27,107
2008	$49,698
2009	$78,788
2010	$178,976
2011	$209,757
2012	$303,542
2013	$544,062

For the year ended July 29, 2005, the Fund made $411,602 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 29, 2005, the Fund deferred to August 1, 2005 post October capital losses, post October currency losses and post October passive foreign investment company losses of $202,230.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 29, 2005, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contract	Valuation as of July 29, 2005	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2005	48	$196,500	$95,514

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS

As of July 29, 2005, there were unlimited shares of no par authorized; 1,323,367 and 1,484,046 shares were outstanding at July 29, 2005, and July 30, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004

Shares sold	117,576	136,212
Shares issued on reinvestment of dividends	31,410	31,418
Shares redeemed	(309,665)	(275,961)
Net increase (decrease)	(160,679)	(108,331)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc., the Fund's sponsor.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $23,026 of investment advisory fees after partial waiver for the year ended July 29, 2005. The Fund has a payable to Integrity Money Management of $1,460 at July 29, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory agreement, the investment adviser has agreed to pay the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 0.75% of the Fund's average daily net assets on an annual basis. The investment adviser may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 0.75% for the year ended July 29, 2005.

Integrity Fund Services provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $25 million, and 0.10% of the Fund's net assets in excess of $50 million, with a minimum of $1,500 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $23,946 of transfer agency fees and expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $1,768 at July 29, 2005 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $31,993 of accounting service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $2,521 at July 29, 2005, for accounting service fees. Integrity Fund Services also acts as administrator for the Fund. The Fund pays to Integrity Fund Services a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $17,950 of administrative service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $1,450 at July 29, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $276,565 and $2,540,724, respectively, for the year ended July 29, 2005.

Note 6. INVESTMENT IN SECURITIES

At July 29, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $13,541,984. The net unrealized appreciation of investments based on the cost was $572,064, which is comprised of $575,031 aggregate gross unrealized appreciation and $2,967 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$11.44	$11.60	$11.91	$11.93	$11.69	$

Income from Investment Operations:
Net investment income	$.42	$.43	$.46	$.50	$.53	$
Net realized and unrealized gain (loss) on investment and futures transactions	(.50)	(.16)	(.31)	(.02)	.24
Total Income (Loss) From Investment Operations	$(.08)	$.27	$.15	$.48	$.77	$

Less Distributions:
Dividends from net investment income	$(.42)	$(.43)	$(.46)	$(.50)	$(.53)	$
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.42)	$(.43)	$(.46)	$(.50)	$(.53)	$

NET ASSET VALUE, END OF PERIOD	$10.94	$11.44	$11.60	$11.91	$11.93	$

Total Return	(0.75)%(A)	2.31%(A)	1.26%(A)	4.12%(A)	6.73%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$14,480	$16,982	$18,477	$18,633	$18,728	$
Ratio of net expenses (after expense assumption) to average net assets	0.75%(B)	0.75%(B)	0.75%(B)	0.75%(B)	0.75%(B)
Ratio of net investment income to average net assets	3.71%	3.67%	3.89%	4.20%	4.49%
Portfolio turnover rate	1.81%	4.39%	26.23%	9.04%	18.49%

(A) Excludes maximum sales charge of 2.75%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $57,567, $58,289, $36,281, $30,501, and $31,627, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.10%, 1.08%, 0.94%, 0.91%, and 0.92%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended July 29, 2005 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 31, 2004	August 31, 2004	$.035933	-	-
September 30, 2004	September 30, 2004	$.035054	-	-
October 29, 2004	October 29, 2004	$.032940	-	-
November 30, 2004	November 30, 2004	$.037221	-	-
December 31, 2004	December 31, 2004	$.033977	-	-
January 31, 2005	January 31, 2005	$.034225	-	-
February 28, 2005	February 28, 2005	$.034624	-	-
March 31, 2005	March 31, 2005	$.035238	-	-
April 29, 2005	April 29, 2005	$.033868	-	-
May 31, 2005	May 31, 2005	$.036086	-	-
June 30, 2005	June 30, 2005	$.034200	-	-
July 29, 2005	July 29, 2005	$.033022	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of the Kansas Insured Intermediate Fund

We have audited the accompanying statement of assets and liabilities of the Kansas Insured Intermediate Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 29, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 29, 2005 and July 30, 2004, and the financial highlights for the year ended July 29, 2005 and each of the four years in the period ended July 30, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kansas Insured Intermediate Fund of the Integrity Managed Portfolios as of July 29, 2005, the results of its operations for the year then ended, the changes in its net assets for the years ended July 29, 2005 and July 30, 2004, and the financial highlights for the years ended July 29, 2005, July 30, 2004, July 31, 2003, July 31, 2002, and July 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

September 2, 2005

KansasMunicipal Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Kansas Municipal Fund (the "Fund") for the year ended July 29, 2005. The Fund's portfolio and related financial statements are presented within for your review.

The central theme of the 1990's economy was its ability to grow without aggravating inflation. Falling interest rate yields, declining unemployment, lack of recessions, a persistently rising stock market and a surplus government budget were a direct outcome of this period. While inflation continued to decline, interest rates moved lower. The Federal Reserve never had to tighten aggressively since inflationary pressures never became overwhelming.

Today, after more than 20 years of growing without a major inflationary episode, the 10-year Treasury bond yield has languished around 4 percent despite two years of solid real GDP growth, a record-setting surge in oil prices, a 75 percent advance in industrial commodity prices and a booming housing market.

This may also explain why the Federal Reserve has proclaimed it can be "patient" and "measured" in its approach to raising rates, despite the fact they have raised the federal funds target rate from a four-decade low of 1% to 3.25% at the end of June.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, longer-term yields have fallen during the period as the 10-year Treasury bond yield ended the period at 4.28% after beginning the period at 4.46%. This "conundrum" as Federal Reserve Chairman Alan Greenspan refers to it, can be attributed to massive Asian and oil producing nations buying dollar denominated assets, i.e. government bonds. These purchases may decline as China recently revalued its currency, "the Yuan". One scenario of this change would reduce China's huge purchases of U.S. dollars and U.S. bonds and, as a result, American interest rates could be forced higher.

Given our concerns that inflationary trends are growing and the Federal Reserve will continue to be accommodative, our strategy is to focus on bonds with higher coupons. The Fund's average coupon as of July 29, 2005 was 5.46%, maintaining a lower average maturity life of 16 years and a short position in U.S. Treasury futures. Although this conservative strategy at times limits the Fund's full participation in market rallies, it preserves principal in market downturns. As of this report, interest rates have moved higher as economic reports continue to show growth in the economy.

The Kansas Municipal Fund began the period at $10.93 per share and ended the period at $10.57 per share for a total return of 0.22% (without sales charge). This compares to the Lehman Brothers Municipal Index's return of 6.36% for the period.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality, double tax-exempt issues. Credit quality for the period was: AAA 62%, AA 17%, A 9%, BBB 4%, NR 7% and OTH 1%.  Income exempt from federal and Kansas state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.intergrityfunds.com for daily prices along with pertinent fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission's ("SEC's") Internet site at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s). The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions July 29, 2005 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

July 29, 2005 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

AAA	61.9%
AA	17.1%
A	8.6%
NR	8.7%
BBB	3.7%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the Fund's investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

H-Housing	22.9%
HC-Health Care	20.0%
S-School	14.3%
G-Government	11.3%
O-Other	11.0%
W-Water/Sewer	9.5%
T-Transportation	6.4%
U-Utilities	4.6%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

July 29, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005, to July 29, 2005.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/05)	(07/29/05)	(02/01/05 - 07/29/05)
Actual
Class A	$1,000.00	$999.45	$4.97
Hypothetical (5% annual return before expenses)
Class A	$1,000.00	$1,020.03	$5.02

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund's ending account value on the first line in the table is based on its actual total return of (0.06%) for the period of February 1, 2005, to July 29, 2005.

July 29, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For the periods ending July 29, 2005

				Since Inception (November 15, 1990)
Kansas Municipal Fund	1 year	5 year	10 year
Without sales charge	0.22%	2.51%	3.38%	4.64%
With sales charge (4.25%)	(4.08)%	1.63%	2.92%	4.33%

	For the periods ending July 29, 2005

Lehman Brothers Municipal Bond Index	1 year	5 year	10 year	Since Inception (November 15, 1990)
	6.36%	6.48%	6.23%	6.91%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

July 29, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH (INSERT HERE)

Comparison of change in value of a $10,000 investment in the Kansas Municipal Fund and the Lehman Brothers Municipal Bond Index

	Kansas Municipal Fund w/o Sales Charge	Kansas Municipal Fund w/ Max Sales Charge	Lehman Brothers Municipal Bond Index

11/15/90	$10,000	$ 9,575	$10,000
1991	$10,524	$10,077	$10,724
1992	$11,855	$11,351	$12,199
1993	$13,050	$12,495	$13,276
1994	$13,168	$12,608	$13,525
1995	$13,988	$13,394	$14,591
1996	$14,814	$14,184	$15,553
1997	$15,933	$15,256	$17,150
1998	$16,372	$15,676	$18,177
1999	$16,936	$16,216	$18,700
2000	$17,222	$16,490	$19,507
2001	$18,622	$17,831	$21,475
2002	$19,270	$18,451	$22,916
2003	$19,126	$18,314	$23,740
2004	$19,454	$18,627	$25,113
2005	$19,495	$18,667	$26,711

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Kansas municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

July 29, 2005 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "Independent" Trustees. Two of the remaining three Trustees and/or executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) FOR THE LAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Lynn W. Aas 904 NW 27th St. Minot, ND 58703 84	Trustee	Since January 1996	Retired; Attorney; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave SW - Ste. 305 Minot, ND 58701 70	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003) ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), and Integrity Fund of Funds, Inc. (since January 1999), and Trustee, The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) FOR THE LAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
**Robert E. Walstad 1 N Main St Minot, ND 58703 60	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (September 2002 to December 2004), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 N Main St Minot, ND 58703 71	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., Integrity Funds Distributor, Inc.; Vice President and Secretary, The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Brent M. Wheeler 1 N Main St Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since May 2004), The Integrity Funds and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and Directors of the Fund's Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

Schedule of Investments July 29, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody's/ S&P	Coupon Rate	Maturity	Principal Amount	Market Value

KANSAS MUNICIPAL BOND (94.9%)
Burlington, KS PCR Gas & Elec. MBIA	Aaa/AAA	5.300%	06/01/31	$1,000,000	$1,076,040
Butler Cty., KS Public Bldg. MBIA	Aaa/NR	5.550	10/01/21	300,000	328,599
Coffeyville, KS Pub. Bldg. (Coffeyville Medl. Center) Rev. AMBAC	Aaa/AAA	5.000	08/01/22	250,000	264,730
Cowley Cty, KS USD #465 (Winfield) MBIA	Aaa/AAA	5.250	10/01/14	390,000	429,059
Dodge, KS School District #443 FGIC	Aaa/NR	5.000	09/01/11	1,000,000	1,092,070
Douglas Cty., KS Sales Tax Ref. AMBAC	Aaa/NR	5.000	08/01/19	1,000,000	1,071,930
Hutchinson, KS Community College	NR/A-	5.000	10/01/25	350,000	360,756
Hutchinson, KS Community College	NR/A-	5.250	10/01/30	300,000	312,342
Hutchinson, KS Community College	NR/A-	5.250	10/01/33	450,000	467,114
Johnson Cty., KS Community College COP	Aaa/NR	3.000	04/01/06	1,035,000	1,041,852
#Johnson Cty., KS USD #229 (Blue Valley) G.O.	Aa-1/AA	5.000	10/01/18	2,600,000	2,758,678
Johnson County USD 231 Gardner-Edgerton FGIC	Aaa/AAA	5.000	10/01/24	1,135,000	1,199,661
Kansas City, KS Mrtge. Rev. GNMA	Aaa/NR	5.900	11/01/27	420,000	428,597
*Kansas City, KS Util. Syst. Ref. & Impvt. AMBAC	Aaa/AAA	6.300	09/01/16	580,000	582,709
*KS Devl. Finance Auth. (Dept. Admin. 7th & Harrison PJ) AMBAC	Aaa/AAA	5.750	12/01/27	2,250,000	2,514,645
KS Devl. Finance Auth. (Dept. of Admin. Capitol Restoration) Lease Rev. FSA	Aaa/AAA	5.375	10/01/20	370,000	395,212
KS Devl. Finance Auth. (Juvenile Justice) Rev. MBIA	Aaa/AAA	5.250	05/01/13	570,000	618,045
KS Devl. Finance Auth. (Sec. 8) Rev. Ref. MBIA	Aaa/AAA	6.400	01/01/24	255,000	257,073
*KS Devl. Finance Auth. (Water Pollution Control) Rev.	Aaa/AAA	5.250	05/01/11	2,000,000	2,129,180
KS Devl. Finance Auth. (KS St. Projects) Rev. MBIA	Aaa/AAA	5.000	10/01/17	250,000	266,448
KS Devl. Finance Auth. (Water Pollution Control) Rev.	Aaa/AAA	5.250	11/01/22	1,000,000	1,092,530
KS Devl. Finance Auth. (Water Pollution Control)	Aaa/AAA	5.000	11/01/23	1,000,000	1,065,710
*KS Devl. Finance Auth. (Park Apts.) Multifamily Hsg. Rev.	NR/AAA	6.000	12/01/21	1,975,000	2,016,060
KS Devl. Finance Auth. (Oak Ridge Park Apt.)	NR/NR	6.500	02/01/18	1,260,000	1,243,305
KS Devl. Finance Auth. (Oak Ridge Park Apt.)	NR/NR	6.625	08/01/29	1,000,000	971,370
KS Devl. Finance Auth. (Indian Ridge Apts.)	NR/NR	6.000	01/01/28	1,020,000	816,000
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.800	11/015/21	430,000	444,792
KS Devl. Finance Auth. (Sisters of Charity) Hlth. Rev.	Aa/AA	6.125	12/01/20	1,000,000	1,111,200
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.375	11/15/24	1,500,000	1,621,890
KS Devl. Finance Auth. (Stormont Vail) Hlth. Care Rev. MBIA	Aaa/AAA	5.800	11/15/16	455,000	470,889
KS Turnpike Auth. Rev. FSA	Aaa/AAA	5.000	09/01/24	530,000	561,906
KS Turnpike Auth. Rev. FSA	Aaa/AAA	5.000	09/01/25	750,000	789,472
KS Turnpike Auth. Rev. AMBAC	Aaa/AAA	4.000	09/01/15	500,000	504,640
Lawrence, KS (Unlimited Tax) Refunding G.O.	Aa/NR	5.375	09/01/20	500,000	544,475
Lawrence, KS (Memorial Hospital) Rev. ASGUA	NR/AA	5.750	07/01/24	1,000,000	1,065,110
Neosho County, KS (Sales Tax Rev.) MBIA	Aaa/AAA	5.000	08/15/08	590,000	617,571
Newton, KS (Newton) Hosp. Rev.	NR/BBB-	5.700	11/15/18	1,000,000	1,022,550
Newton, KS (Newton) Hosp. Rev. ACA	NR/A	5.750	11/15/24	500,000	514,840
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev.	Aaa/AAA	5.500	09/01/25	235,000	251,770
Olathe, KS (Medl. Ctr.) Hlth. Facs. Rev. AMBAC	Aaa/AAA	5.500	09/01/30	500,000	535,490
#Olathe, KS Multifamily Hsg. (Bristol Pointe) Rev. Ref. FNMA	NR/AAA	5.700	11/01/27	2,210,000	2,256,078
Pratt, KS Elec. Util. Syst. Rev. Ref. & Impvt. AMBAC	Aaa/AAA	6.600	11/01/07	640,000	668,947
Republic Cty., KS Sales Tax FGIC	Aaa/NR	5.000	06/01/15	260,000	276,557
Republic Cty., KS Sales Tax FGIC	Aaa/NR	5.000	06/01/16	275,000	292,715
Republic Cty., KS Sales Tax FGIC	Aaa/NR	5.000	06/01/17	290,000	310,433
Scott Cty, KS USD #466 FGIC	Aaa/AAA	5.250	09/01/17	900,000	973,296
Sedgwick Cty., KS (Catholic Care Center, Inc.) Hlth. Care Rev.	NR/A	5.800	11/15/26	1,000,000	1,064,480
Shawnee Cty., KS G.O. FSA	Aaa/NR	5.000	09/01/16	655,000	707,970
Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA	Aaa/AAA	5.625	06/01/26	1,435,000	1,536,167
Topeka Public Bldg. Comm. (10th & Jackson Prj.) MBIA	Aaa/AAA	5.625	06/01/31	1,200,000	1,294,560
University of Kansas Hosp. Auth. AMBAC	Aaa/AAA	5.700	09/01/20	830,000	901,023
*University of Kansas Hosp. Auth. AMBAC	Aaa/AAA	5.550	09/01/26	1,355,000	1,446,232
Wamego, KS PCR (Kansas Gas & Electric Project) MBIA	Aaa/AAA	5.300	06/01/31	750,000	801,232
Washburn Univ. (Living Learning Ctr.) Bldg. Rev. AMBAC	Aaa/NR	5.000	07/01/19	955,000	1,023,855
Wichita, KS G.O. (Series 772)	Aa/AA	4.500	09/01/17	815,000	849,369
*Wichita, KS G.O. (Series 772)	Aa/AA	4.500	09/01/18	1,375,000	1,427,415
Wichita, KS (Via Christi Health System) Rev.	NR/A+	6.250	11/15/24	1,500,000	1,641,105
Wichita, KS (Via Christi Health System) Rev.	NR/A+	5.625	11/15/31	1,100,000	1,154,791
Wichita, KS Multifamily Hsg. (Northpark II-A) Rev. GNMA	Aaa/NR	6.125	08/20/28	1,885,000	1,876,574
Wichita, KS Multifamily Hsg. (Brentwood Apts.) Rev.	NR/OTH	5.850	12/01/25	1,000,000	815,000
Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.650	07/01/16	990,000	1,005,840
#Wichita, KS Multifamily Hsg. (Broadmoor Chelsea) Rev. FNMA	NR/AAA	5.700	07/01/22	2,000,000	2,031,620
Wichita, KS Multifamily Hsg. (Innes Station Apt. 5) Rev.	NR/NR	6.250	03/01/28	1,750,000	1,710,205
Wichita, KS Public Building Commission (State Office Prj.) Rev. AMBAC	Aaa/AAA	4.000	10/01/14	1,000,000	1,018,510
Wichita, KS Water & Sewer Util. Rev. FGIC	Aaa/AAA	5.250	10/01/18	1,465,000	1,584,647
Wichita, KS Water & Sewer Util. Rev. FGIC	Aaa/AAA	5.000	10/01/28	500,000	520,410

TOTAL KANSAS MUNICIPAL BONDS (COST: $62,108,855)					$64,045,341

SHORT-TERM SECURITIES (2.8%)				Shares
Wells Fargo Advantage National Tax-Free Money Market				1,902,017	$1,902,017
TOTAL SHORT-TERM SECURITIES (COST: $1,902,017)					$1,902,017

TOTAL INVESTMENTS IN SECURITIES (COST: $64,010,872)					$65,947,358
OTHER ASSETS LESS LIABILITIES					1,522,405

NET ASSETS					$67,469,763

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Non-rated (NR) securities in the Fund were investment grade when purchased.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Assets and Liabilities July 29, 2005

ASSETS
Investment in securities, at value (cost: $64,010,872)	$65,947,358
Cash	3,658
Accrued interest receivable	928,275
Accrued dividends receivable	3,018
Variation margin on futures	900,625
Receivable for fund shares sold	16,000
Prepaid expenses	7,506

Total Assets	$67,806,440

LIABILITIES
Dividends payable	$206,888
Accrued expenses	79,639
Payable for fund shares redeemed	50,150

Total Liabilities	$336,677

NET ASSETS	$67,469,763

Net assets are represented by:
Paid-in capital	$76,959,197
Accumulated undistributed net realized gain (loss) on investments and futures	(11,864,537)
Accumulated undistributed net investment income	843
Unrealized appreciation on investments	1,936,486
Unrealized appreciation on futures	437,774
Total amount representing net assets applicable to 6,380,549 outstanding shares of no par common stock (unlimited shares authorized)	$67,469,763

Net asset value per share	$10.57

Public offering price (based on sales charge of 4.25%)	$11.04

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended July 29, 2005

INVESTMENT INCOME
Interest	$3,267,624
Dividends	38,129
Total Investment Income	$3,305,753

EXPENSES
Investment advisory fees	$363,668
Distribution (12b-1) fees	181,834
Administrative service fees	72,936
Transfer agent fees	85,936
Accounting service fees	58,174
Custodian fees	11,484
Transfer agent out-of-pockets	12,792
Professional fees	12,354
Trustees fees	4,751
Insurance expense	2,799
Reports to shareholders	10,575
Registration and filing fees	5,519
Audit fees	9,558
Legal Fees	9,092
Total Expenses	$841,472
Less expenses waived or absorbed by the Fund's manager	(130,764)
Total Net Expenses	$710,708

NET INVESTMENT INCOME	$2,595,045

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$(8,741)
Futures transactions	(4,298,911)
Net change in unrealized appreciation (depreciation) of:
Investments	384,772
Futures	1,494,714
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(2,428,166)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$166,879

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Changes in Net Assets
For the year ended July 29, 2005, and the year ended July 30, 2004

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,595,045	$3,394,271
Net realized gain (loss) on investment and futures transactions	(4,307,652)	(1,371,663)
Net change in unrealized appreciation (depreciation) on investments and futures	1,879,486	(532,855)
Net Increase (Decrease) in Net Assets Resulting From Operations	$166,879	$1,489,753

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.38 and $.45 per share, respectively)	$(2,594,731)	$(3,394,114)
Distributions from net realized gain on investment and futures transactions ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$(2,594,731)	$(3,394,114)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,823,022	$2,722,009
Proceeds from reinvested dividends	1,647,118	2,171,359
Cost of shares redeemed	(12,050,827)	(13,361,122)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(8,580,687)	$(8,467,754)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(11,008,539)	$(10,372,115)

NET ASSETS, BEGINNING OF PERIOD	78,478,302	88,850,417

NET ASSETS, END OF PERIOD	$67,469,763	$78,478,302

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements July 29, 2005

Note 1. ORGANIZATION

Business operations - The Kansas Municipal Fund (the "Fund") is an investment portfolio of Integrity Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 15, 1990, other than matters relating to organization and registration. On November 15, 1990, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Kansas income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Kansas municipal securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities - The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent Deferred Sales Charge ("CDSC") - In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Distributions during year ended July 29, 2005, were characterized as tax-exempt for tax purposes.

July 29, 2005
Tax-exempt income	$2,594,731
Ordinary income	0
Long-term capital gains	0
Total	$2,594,731

As of July 29, 2005, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($11,426,763)	$1,937,328	($9,489,434)

The Fund has unexpired capital loss carryforwards for tax purposes as of July 29, 2005, totaling $10,264,747, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2006	$1,671,432
2007	$0
2008	$531,392
2009	$568,023
2010	$1,444,860
2011	$1,970,032
2012	$1,398,834
2013	$2,680,174

For the year ended July 29, 2005, the Fund made $2,222,213 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 29, 2005, the Fund deferred to August 1, 2005, post October capital losses, post October currency losses and post October passive foreign investment company losses of $1,162,016.

Distributions to shareholders - Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 29, 2005, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of July 29, 2005	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	9/05	220	$900,625	$437,774

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS

As of July 29, 2005, there were unlimited shares of no par authorized; 6,380,549 and 7,177,877 shares were outstanding at July 29, 2005, and July 30, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004

Shares sold	168,753	245,359
Shares issued on reinvestment of dividends	152,906	195,546
Shares redeemed	(1,118,987)	(1,204,210)
Net increase (decrease)	(797,328)	(763,305)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc., the Fund's sponsor.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $232,904 of investment advisory fees after partial waiver for the year ended July 29, 2005. The Fund has a payable to Integrity Money Management of $19,776 at July 29, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory agreement, the investment adviser has agreed to pay all the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the investment adviser and management fee. The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 0.97% for the year ended July 29, 2005.

Principal Underwriter and Shareholder Services

The Fund pays an annual service fee to Integrity Funds Distributor, its principal underwriter, for certain expenses incurred in connection with the distribution of the Fund's shares. The annual fee paid to Integrity Funds Distributor is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund has recognized $181,834 of service fee expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Funds Distributor of $13,640 at July 29, 2005, for service fees.

Integrity Fund Services provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $25 million, and 0.10% of the Fund's net assets in excess of $50 million, with a minimum of $1,500 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum $500 per month is charged for each additional share class. The Fund has recognized $85,936 of transfer agency fees and expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $6,503 at July 29, 2005, for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $58,174 of accounting service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $4,518 at July 29, 2005, for accounting service fees. Integrity Fund Services also acts as administrator for the Fund. The Fund pays to Integrity Fund Services a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $72,936 of administrative service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $5,456 at July 29, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $31,107,025 and $40,028,550, respectively, for the year ended July 29, 2005.

Note 6. INVESTMENT IN SECURITIES

At July 29, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $64,010,872. The net unrealized appreciation of investments based on the cost was $1,936,486, which is comprised of $2,510,025 aggregate gross unrealized appreciation and $573,539 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the periods indicated

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.93	$11.19	$11.78	$11.92	$11.58

Income from Investment Operations:
Net investment income	$.38	$.45	$.51	$.55	$.58
Net realized and unrealized gain (loss) on investment and futures transactions	(.36)	(.26)	(.59)	(.14)	.34
Total Income (Loss) From Investment Operations	$.02	$.19	$(.08)	$.41	$.92

Less Distributions:
Dividends from net investment income	$(.38)	$(.45)	$(.51)	$(.55)	(.58)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.38)	$(.45)	$(.51)	$(.55)	$(.58)

NET ASSET VALUE, END OF PERIOD	$10.57	$10.93	$11.19	$11.78	$11.92

Total Return	0.22%(A)	1.71%(A)	(0.75%)(A)	3.48%(A)	8.13%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$67,470	$78,478	$88,850	$98,992	$103,806
Ratio of net expenses (after expense assumption) to average net assets	0.97%(B)	0.95%(B)	0.95%(B)	0.95%(B)	0.95%(B)
Ratio of net investment income to average net assets	3.56%	4.05%	4.39%	4.61%	4.94%
Portfolio turnover rate	44.85%	17.29%	23.78%	5.74%	10.28%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $130,764, $127,695, $52,479, $22,656, and $37,939, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.15%, 1.10%, 1.01%, 0.97%, and 0.99%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended July 29, 2005 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 31, 2004	August 31, 2004	$.035284	-	-
September 30, 2004	September 30, 2004	$.029175	-	-
October 29, 2004	October 29, 2004	$.030511	-	-
November 30, 2004	November 30, 2004	$.031831	-	-
December 31, 2004	December 31, 2004	$.031086	-	-
January 31, 2005	January 31, 2005	$.031203	-	-
February 28, 2005	February 28, 2005	$.031188	-	-
March 31, 2005	March 31, 2005	$.031971	-	-
April 29, 2005	April 29, 2005	$.031642	-	-
May 31, 2005	May 31, 2005	$.034107	-	-
June 30, 2005	June 30, 2005	$.033041	-	-
July 29, 2005	July 29, 2005	$.032265	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of the Kansas Municipal Fund

We have audited the accompanying statement of assets and liabilities of the Kansas Municipal Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 29, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 29, 2005 and July 30, 2004, and the financial highlights for the year ended July 29, 2005 and each of the four years in the period ended July 30, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Kansas Municipal Fund of the Integrity Managed Portfolios as of July 29, 2005, the results of its operations for the year then ended, the changes in its net assets for the years ended July 29, 2005 and July 30, 2004, and the financial highlights for the years ended July 29, 2005, July 30, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

September 2, 2005

MaineMunicipal Fund

Dear Shareholder:

Enclosed is the annual report of the Maine Municipal Fund (the "Fund") for the year ended July 29, 2005. The Fund's portfolio and related financial statements are presented within for your review.

The central theme of the 1990's economy was its ability to grow without aggravating inflation. Falling interest rate yields, declining unemployment, lack of recessions, a persistently rising stock market and a surplus government budget were a direct outcome of this period. While inflation continued to decline, interest rates moved lower. The Federal Reserve never had to tighten aggressively since inflationary pressures never became overwhelming.

Today, after more than 20 years of growing without a major inflationary episode, the 10-year Treasury bond yield has languished around 4 percent despite two years of solid real GDP growth, a record-setting surge in oil prices, a 75 percent advance in industrial commodity prices and a booming housing market.

This may also explain why the Federal Reserve has proclaimed it can be "patient" and "measured" in its approach to raising rates, despite the fact they have raised the federal funds target rate from a four-decade low of 1% to 3.25% at the end of June.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, longer-term yields have fallen during the period as the 10-year Treasury bond yield ended the period at 4.28% after beginning the period at 4.46%. This "conundrum" as Federal Reserve Chairman Alan Greenspan refers to it, can be attributed to massive Asian and oil producing nations buying dollar denominated assets, i.e. government bonds. These purchases may decline as China recently revalued its currency, "the Yuan". One scenario of this change would reduce China's huge purchases of U.S. dollars and U.S. bonds and, as a result, American interest rates could be forced higher.

Given our concerns that inflationary trends are growing and the Federal Reserve will continue to be accommodative, our strategy is to focus on bonds with higher coupons. The Fund's average coupon as of July 29, 2005 was 5.25%, maintaining a lower average maturity life of 12 years and a short position in U.S. Treasury futures. Although this conservative strategy at times limits the Fund's full participation in market rallies, it preserves principal in market downturns. As of this report, interest rates have moved higher as economic reports continue to show growth in the economy.

The Maine Municipal Fund began the period at $11.10 per share and ended the period at $10.45 per share for a total return of (0.74)% (without sales charge). This compares to the Lehman Brothers Municipal Bond Index's return of 6.36% for the period.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality, double tax-exempt issues. Credit quality for the period was: AAA 78%, AA 20%, A 1% and BBB 1%. Income exempt from federal and Maine state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities than a municipal bond fund that does not concentrate its securities in a single state.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission's ("SEC's") Internet site at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s). The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions July 29, 2005 (Unaudited)

Appreciation

Increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

Decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

Actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

July 29, 2005 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

AAA	78.5%
AA	20.0%
A	1.0%
BBB	0.5%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

T-Transportation	25.1%
G-Government	22.8%
I-Industrial	15.9%
O-Other	12.3%
S-School	8.2%
HC-Health Care	7.8%
U-Utilities	5.1%
W/S-Water/Sewer	2.8%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

July 29, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005, to July 29, 2005.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/05)	(07/29/05)	(02/01/05 - 07/29/05)
Actual
Class A	$1,000.00	$995.52	$4.96
Hypothetical (5% annual return before expenses)
Class A	$1,000.00	$1,020.03	$5.02

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund's ending account value on the first line in the table is based on its actual total return of (0.45%) for the period of February 1, 2005, to July 29, 2005.

July 29, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending July 29, 2005
				Since Inception (December 5, 1991)
Maine Municipal Fund	1 year	5 year	10 year
Without sales charge	(0.74)%	3.67%	4.28%	5.09%
With sales charge (4.25%)	(4.94)%	2.76%	3.83%	4.76%

				Since Inception (December 5, 1991)
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year
	6.36%	6.48%	6.23%	6.61%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to December 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. The Forum Investment Advisors, LLC, served as investment adviser to the Fund until December 19, 2003.

July 29, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH (INSERT HERE)

Comparison of change in value of a $10,000 investment in the Maine Municipal Fund and the Lehman Brothers Municipal Bond Index

	Maine Municipal Fund w/o Sales Charge	Maine Municipal Fund w/ Max Sales Charge	Lehman Brothers Municipal Bond Index

12/05/91	$10,000	$9,575	$10,000
1992	$10,907	$10,448	$10,954
1993	$11,731	$11,237	$11,921
1994	$12,025	$11,518	$12,144
1995	$12,948	$12,402	$13,101
1996	$13,629	$13,055	$13,965
1997	$14,717	$14,097	$15,399
1998	$15,429	$14,779	$16,321
1999	$15,841	$15,174	$16,791
2000	$16,445	$15,752	$17,515
2001	$17,750	$17,002	$19,283
2002	$18,667	$17,881	$20,577
2003	$19,084	$18,279	$21,316
2004	$19,838	$19,002	$22,549
2005	$19,691	$18,861	$23,984

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Maine municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

July 29, 2005 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "Independent" Trustees. Two of the remaining three Trustees and/or executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) FOR THE LAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Lynn W. Aas 904 27th St NW Minot, ND 58703 84	Trustee	Since January 1996	Retired; Attorney; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW - Ste. 305 Minot, ND 58701 70	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003) ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), and Integrity Fund of Funds, Inc. (since January 1999), and Trustee, The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) FOR THE LAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
**Robert E. Walstad 1 N Main St Minot, ND 58703 60	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (September 2002 to December 2004), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 N Main St Minot, ND 58703 71	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., Integrity Funds Distributor, Inc.; Vice President and Secretary, The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Brent M. Wheeler 1 N Main St Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since May 2004), The Integrity Funds and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and Directors of the Fund's Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

Schedule of Investments July 29, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody's/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

MAINE MUNICIPAL BONDS (63.3%)

Bangor, ME	Aa-3/AA-	3.750%	04/01/2006	$100,000	$101,141
Bar Harbor, ME	A-1/AA-	6.450	06/01/2009	75,000	84,398
Bath, ME	A/A+	7.400	12/01/2006	15,000	15,908
Bath, ME	A/A+	7.450	12/01/2007	30,000	33,049
Bath, ME	A/A+	7.500	12/01/2008	20,000	22,927
Bath, ME MBIA	Aaa/AAA	5.625	03/01/2009	25,000	25,338
Brewer, ME	A/A	6.200	01/01/2006	50,000	50,625
Brunswick, ME Tax Increment (BTI Project)	Aa-3/AA	5.500	11/01/2008	50,000	51,456
Bucksport, ME	NR/A-	7.150	04/01/2007	25,000	26,603
Ellsworth, ME	A/NR	7.200	07/01/2008	25,000	27,919
Freeport, ME	Aa-3/AA	7.250	09/01/2010	20,000	23,841
Gorham, ME Unlimited Tax G.O. MBIA	Aaa/NR	4.200	02/01/2022	155,000	153,493
Gorham, ME Unlimited Tax G.O. MBIA	Aaa/NR	4.300	02/01/2023	155,000	155,609
Gorham, ME Unlimited Tax G.O. MBIA	Aaa/NR	4.350	02/01/2024	155,000	155,728
Houlton, ME Water District MBIA	Aaa/NR	4.600	05/01/2014	100,000	103,367
Kennebec, ME Regl. Dev.	Baa-1/NR	5.500	08/01/2014	75,000	81,230
#Kennebec, ME Water District FSA	Aaa/NR	5.125	12/01/2021	500,000	524,780
Kennebunk, ME Sewer District	A/NR	7.100	01/01/2006	15,000	15,362
Kittery, ME	A/AA	5.200	01/01/2009	25,000	26,227
Lewiston, Maine G.O. FSA	Aaa/NR	5.000	04/01/2022	500,000	530,970
Lewiston, Maine G.O. FSA	Aaa/NR	5.000	04/01/2024	250,000	265,595
Maine Governmental Facs. Lease Rev FSA	Aaa/AAA	5.750	10/01/2007	250,000	264,935
Maine Governmental Facs. Auth Lease MBIA	Aaa/AAA	5.375	10/01/2016	250,000	274,600
Maine Health & Higher Educ. Facs. Auth. (Bates College) FSA	Aaa/AAA	5.250	07/01/2011	25,000	26,112
*Maine Health & Higher Educ. Facs. Auth. (Blue Hill Mem. Hosp) FSA	Aaa/AAA	5.250	07/01/2010	550,000	581,696
Maine Health & Higher Educ. Facs. Auth. FSA	Aaa/AAA	5.600	07/01/2007	175,000	175,343
Maine Health & Higher Educ. Facs. Auth. (Univ. New England & Cedars Nur) FSA	Aaa/AAA	5.550	07/01/2008	150,000	149,214
Maine Health & Higher Educ. Facs. Auth.	Aaa/A+	6.000	10/01/2013	195,000	224,123
Maine Health & Higher Educ. Facs. Auth. FSA	Aaa/AAA	5.000	11/15/2013	35,000	35,350
#Maine Health & Higher Educ. Facs. Auth. Rev. FSA	Aaa/AAA	5.300	07/01/2007	220,000	221,432
Maine Health & Higher Educ. Facs. Auth. Rev. AMBAC	Aaa/AAA	7.300	05/01/2014	5,000	5,012
Maine Health & Higher Educ. Auth. (Maine Maritime Academy) MBIA	Aaa/NR	5.000	07/01/2025	340,000	359,186
Maine Finance Auth. Rev. (Electric Rate Stabilization) FSA	Aaa/AAA	4.500	07/01/2008	25,000	26,116
Maine Municipal Bond Bank MBIA	Aaa/AAA	4.200	11/01/2006	260,000	264,714
*Maine Municipal Bond Bank MBIA	Aaa/AAA	5.625	11/01/2016	1,000,000	1,110,560
Maine Municipal Bond Bank AMBAC	Aaa/AAA	5.700	11/01/2011	90,000	92,997
Maine Municipal Bond Bank (Sewer & Water) Rev.	Aaa/AAA	4.900	11/01/2024	100,000	104,906
Maine State (Highway)	Aa-3/AA-	5.000	06/15/2011	200,000	218,618
Maine State Turnpike Auth. MBIA	Aaa/AAA	4.625	07/01/2010	100,000	104,241
Maine State Turnpike Auth. Rev. FGIC	Aaa/AAA	5.300	07/01/2012	100,000	105,747
Maine State Turnpike Auth. MBIA	Aaa/AAA	5.250	07/01/2010	75,000	80,728
*Maine State Turnpike Auth. Rev. FGIC	Aaa/AAA	5.750	07/01/2028	750,000	841,327
Maine Vets Homes ME Rev.	NR/BBB	6.800	10/01/2005	165,000	166,363
Portland, ME	Aa-1/AA	5.000	09/01/2013	60,000	65,023
#Portland, ME	Aa-1/AA	5.300	06/01/2013	790,000	793,468
Portland, ME (City Hospital)	Aa-1/AA	12.600	11/01/2005	50,000	51,464
Portland, ME	Aa-1/AA+	7.250	12/01/2005	100,000	102,159
Portland, ME Airport Rev. FSA	Aaa/AAA	5.000	07/01/2032	750,000	779,033
Scarborough, ME G.O. FIC	Aaa/AAA	4.250	11/01/2014	435,000	455,040
Scarborough, ME G.O. MBIA	Aaa/AAA	4.400	11/01/2030	250,000	249,490
Scarborough, ME G.O. MBIA	Aaa/AAA	4.400	11/01/2031	250,000	249,160
Scarborough, ME G.O. MBIA	Aaa/AAA	4.400	11/01/2032	480,000	477,725
#Skowhegan, ME Pollution Ctl. Rev. (Scott Paper Co. Prj.)	Aa/AA-	5.900	11/01/2013	1,465,000	1,483,313
South Portland, ME	Aa-1/NR	5.800	09/01/2008	150,000	163,244
South Portland, ME	Aa-1/NR	5.800	09/01/2011	40,000	45,481
University of Maine System Rev. AMBAC	Aaa/AAA	4.500	03/01/2007	50,000	51,281
University of Maine System Rev. MBIA	Aaa/AAA	4.250	03/01/2025	950,000	943,056
Westbrook, ME MBIA	Aaa/AAA	4.600	06/01/2007	240,000	247,874
Westbrook, ME G.O. FGIC	Aaa/AAA	3.750	10/15/2005	45,000	45,280
Westbrook, ME G.O. FGIC	Aaa/AAA	4.250	10/15/2020	180,000	181,856
Windham, ME General Obligation AMBAC	Aaa/AAA	4.000	11/01/2014	415,000	422,441
Winslow, ME (Crowe Rope Inds.) MBIA	Aaa/AAA	5.500	03/01/2007	130,000	135,047
Winthrop, ME	A-3/NR	5.200	08/01/2005	25,000	25,000
Winthrop, ME	A-3/NR	5.300	08/01/2006	25,000	25,638
Winthrop, ME	A-3/NR	5.400	08/01/2007	25,000	26,194
Yarmouth, ME AMBAC	Aaa/NR	5.250	11/15/2009	250,000	273,560
Yarmouth, ME	Aa-3/AA-	5.000	11/15/2019	500,000	539,240
York, ME G.O.	NR/AA	4.000	09/01/2010	75,000	77,914
Total Maine Municipal Bonds					$15,817,867

GUAM MUNICIPAL BONDS (0.1%)
Guam Hsg. Corp. Single Family Mtg.	NR/AAA	5.750	09/01/2031	10,000	$11,264
Total Guam Municipal Bonds					$11,264

PUERTO RICO MUNICIPAL BONDS (21.1%)
Puerto Rico Commonwealth Highway and Trans. Rev. MBIA	Aaa/AAA	5.500	07/01/2036	750,000	$852,622
#Puerto Rico Public Building Auth Rev. AMDAX	Aaa/AAA	5.500	07/01/2018	1,000,000	1,157,100
Puerto Rico Public Finance Corp. Commonwealth Appropriations AMBAC	Aaa/AAA	5.375	06/01/2018	1,960,000	2,251,080
*University of Puerto Rico Univ. Revs. MBIA	Aaa/AAA	5.500	06/01/2015	1,000,000	1,017,500
Total Puerto Rico Municipal Bonds					$5,278,302

VIRGIN ISLANDS MUNICIPAL BONDS (7.5%)
Virgin Islands Hsg. Finance Auth. Single Family Rev. GNMA COLL	NR/AAA	6.000	03/01/2007	35,000	$35,507
Virgin Islands Public Finance Auth. Rev. RADIAN - IBCC	NR/AA	5.500	10/01/2022	720,000	769,536
Virgin Islands Water & Power Auth. Elec. Syst. Rev. ACA/MBIA	Aaa/AAA	5.300	07/01/2021	1,000,000	1,056,060
Total Virgin Islands Municipal Bonds					$1,861,103

TOTAL MUNICIPAL BONDS (COST: $22,162,582)					$22,968,536

SHORT-TERM SECURITIES (5.9%)				Shares
Wells Fargo Advantage National Tax-Free Money Market				849,000	$849,000
Goldman Sachs Financial Square Money Market				633,862	633,862
TOTAL SHORT-TERM SECURITIES (COST: $1,482,862)					$1,482,862

TOTAL INVESTMENTS IN SECURITIES (COST: $23,645,444)					$24,451,398
OTHER ASSETS LESS LIABILITIES					523,834

NET ASSETS					$24,975,232

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

Non-rated (NR) securities in the Fund were investment grade when purchased.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Assets and Liabilities July 29, 2005

ASSETS
Investment in securities, at value (cost: $23,645,444)	$24,451,398
Accrued interest receivable	231,923
Accrued dividends receivable	2,348
Variation margin on futures	446,219
Prepaid expenses	5,750

Total Assets	$25,137,638

LIABILITIES
Disbursement in excess of demand deposit cash	$10,000
Dividends payable	65,970
Accrued expenses	38,476
Payable for fund shares redeemed	47,960

Total Liabilities	$162,406

NET ASSETS	$24,975,232

Net assets are represented by:
Paid-in capital	$25,306,679
Accumulated undistributed net realized gain (loss) on investments and futures	(1,362,807)
Accumulated undistributed net investment income	8,509
Unrealized appreciation on investments	805,954
Unrealized apprepreciation of futures	216,897
Total amount representing net assets applicable to 2,390,215 outstanding shares of no par common stock (unlimited shares authorized)	$24,975,232

Net asset value per share	$10.45

Public offering price (based on sales charge of 4.25%)	$10.91

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended July 29, 2005

INVESTMENT INCOME
Interest	$1,196,884
Dividends	20,670
Total Investment Income	$1,217,554

EXPENSES
Investment advisory fees	$143,551
Distribution (12b-1) fees	71,775
Administrative service fees	28,710
Transfer agent fees	39,559
Transfer agent out-of-pockets	3,415
Accounting service fees	38,288
Reports to shareholders	4,093
Custodian fees	6,764
Professional fees	9,365
Trustees fees	2,780
Registration and filing fees	4,207
Legal fees	8,936
Audit fees	4,987
Total Expenses	$366,430
Less expenses waived or absorbed by the Fund's manager	(86,089)
Total Net Expenses	$280,341

NET INVESTMENT INCOME	$937,213

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$226,924
Futures transactions	(2,005,814)
Net change in unrealized appreciation (depreciation) of:
Investments	15,856
Futures	632,980
Net Realized and Unrealized Gain (Loss) On Investments and Futures	$(1,130,054)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(192,841)

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Changes in Net Assets

For the year ended July 29, 2005, and the four-month period ended July 30, 2004

	For the Year Ended July 29, 2005	For the Four Month Period Ended July 30, 2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$937,213	$374,781
Net realized gain (loss) on investment and futures transactions	(1,778,890)	1,049,106
Net change in unrealized appreciation (depreciation) on investments and futures	648,836	(1,333,944)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(192,841)	$89,943

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.35 and $.13 per share, respectively)	$(931,874)	$(373,109)
Distributions from net realized gain on investment and futures transactions ($.22 and $.00 per share, respectively)	(603,548)	0
Total Dividends and Distributions	$(1,535,422)	$(373,109)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,802,597	$1,230,201
Proceeds from reinvested dividends	891,500	204,246
Cost of shares redeemed	(7,673,523)	(2,737,885)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(4,979,426)	$(1,303,438)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(6,707,689)	$(1,586,604)

NET ASSETS, BEGINNING OF PERIOD	31,682,921	33,269,525

NET ASSETS, END OF PERIOD	$24,975,232	$31,682,921

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements July 29, 2005

Note 1. ORGANIZATION

Business operations - The Maine Municipal Fund (the "Fund") is an investment portfolio of Integrity Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Maine income tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Maine municipal securities.

On December 19, 2003, the Maine Municipal Fund became a series of Integrity Managed Portfolios. Prior to this the Fund was part of the Forum Funds and was named the Maine TaxSaver Bond Fund. The Maine TaxSaver Bond Fund commenced operations on December 5, 1991. The Forum Funds is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities - The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent Deferred Sales Charge ("CDSC") - In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

The tax character of distributions paid was as follows:

	July 29, 2005	July 30, 2004
Tax-exempt income	$931,874	$373,109
Ordinary income	166,154	0
Long-term capital gains	437,394	0
Total	$1,535,422	$373,109

As of July 29, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($1,145,912)	$814,463	($331,448)

The Fund has unexpired capital loss carryforwards for tax purposes as of July 29, 2005, totaling $753,178 which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2013	$753,178

For the year ended July 29, 2005, the Fund made no permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 29, 2005, the Fund deferred to August 1, 2005, post October capital losses, post October currency losses and post October passive foreign investment company losses of $392,734.

Distributions to shareholders - Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 29, 2005, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of July 29, 2005	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2005	109	$446,219	$216,897

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS

As of July 29, 2005, there were unlimited shares of no par authorized; 2,390,215 and 2,855,243 shares were outstanding at July 29, 2005, and July 30, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended July 29, 2005	For The Four Month Period Ended July 30, 2004

Shares sold	164,667	110,712
Shares issued on reinvestment of dividends	82,708	18,349
Shares redeemed	(712,403)	(245,899)
Net increase (decrease)	(465,028)	(116,838)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $57,462 of investment advisory fees after partial waiver for the year ended July 29, 2005. The Fund has a payable to Integrity Money Management of $4,657 at July 29, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory agreement, the investment adviser has agreed to pay all the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the management and investment advisory fee payable by the Fund to the adviser. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 0.97% for the year ended July 29, 2005.

Principal Underwriter and Shareholder Services

The Fund pays an annual service fee to Integrity Funds Distributor, its principal underwriter, for certain expenses incurred by Integrity Funds Distributor in connection with the distribution of the Fund's shares. The annual fee paid to Integrity Funds Distributor is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund has recognized $71,775 of service fee expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Funds Distributor of $5,059 at July 29, 2005, for service fees.

Integrity Fund Services provides shareholder services for a fee that varies according to the size of the Fund and is reimbursed for out-of-pocket expenses. An additional fee with a minimum $500 per month is charged for each additional share class. The Fund has recognized $39,559 of transfer agency fees and expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $2,871 at July 29, 2005, for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $38,288 of accounting service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $2,945 at July 29, 2005, for accounting service fees. Integrity Fund Services also acts as administrator for the Fund. The Fund pays to Integrity Fund Services a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $28,710 of administrative service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $2,024 at July 29, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $1,301,731 and $6,648,342, respectively, for the year ended July 29, 2005.

Note 6. INVESTMENT IN SECURITIES

At July 29, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $23,645,444. The net unrealized appreciation of investments based on the cost was $805,954, which is comprised of $890,192 aggregate gross unrealized appreciation and $84,238 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For the Year Ended July 29, 2005	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001	For The Year Ended March 31, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$11.10	$11.19	$11.35	$10.97	$11.06	$10.62	$11.07

Income from Investment Operations:
Net investment income	$.35	$.13	$.39	$.39	$.42	$.46	$.48
Net realized and unrealized gain (loss) on investment and futures transactions	(.43)	(.09)	(.10)	.38	(.09)	.44	(.44)
Total Income (Loss) From Investment Operations	$(.08)	$.04	$.29	$.77	$.33	$.90	$.04

Less Distributions:
Dividends from net investment income	$(.35)	$(.13)	$(.39)	$(.39)	$(.42)	$(.46)	$(.48)
Distributions from net capital gains	(.22)	.00	(.06)	.00	.00	.00	(.01)
Total Distributions	$(.57)	$(.13)	$(.45)	$(.39)	$(.42)	$(.46)	$(.49)

NET ASSET VALUE, END OF PERIOD	$10.45	$11.10	$11.19	$11.35	$10.97	$11.06	$10.62

Total Return	(0.74%)(A)	1.23%(A)(C)	2.56%(A)	7.16%(A)	3.06%(A)	8.69%(A)	0.43%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$24,975	$31,683	$33,270	$37,847	$38,033	$33,422	$31,938
Ratio of net expenses (after expense assumption) to average net assets	0.97%(B)	0.95%(B)(C)	0.95%(B)	0.95%(B)	0.95%(B)	0.84%(B)	0.60%(B)
Ratio of net investment income to average net assets	3.24%	3.49%(C)	3.44%	3.49%	3.82%	4.28%	4.50%
Portfolio turnover rate	4.87%	1.92%	34.40%	26.00%	13.00%	19.00%	23.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods since March 31, 2004, Integrity Mutual Funds, Inc. assumed/waived expenses of $86,089 and $29,051. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.27% and 1.22%. For the period 4/1/2003 through 12/19/2003, Forum Administrative Services assumed/waived expenses of $64,658. For the period from 12/20/2003 through 3/31/2004, Integrity Money Management assumed/waived expenses of $22,736. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets for the year would have been 1.20%. In prior years, Forum Administrative Services, Forum Investment Advisors, Forum Shareholder Services, and Forum Accounting Services assumed/waived expenses of $104,969 (2003), $133,718 (2002), $169,656 (2001), and $230,659 (2000). If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.22%, 1.32%, 1.37%, and 1.31%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended July 29, 2005 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 29, 2004	August 29, 2004	$0.029921	-	-
September 30, 2004	September 30, 2004	$0.029576	-	-
October 31, 2004	October 31, 2004	$0.025920	-	-
November 28, 2004	November 28, 2004	$0.031219	-	-
December 30, 2004	December 30, 2004	$-	$.061038	$.160679
December 31, 2004	December 31, 2004	$0.030390	-	-
January 30, 2005	January 30, 2005	$0.029816	-	-
February 27, 2005	February 27, 2005	$0.028858	-	-
March 31, 2005	March 31, 2005	$0.029135	-	-
April 30, 2005	April 30, 2005	$0.028756	-	-
May 28, 2005	May 28, 2005	$0.030290	-	-
June 29, 2005	June 29, 2005	$0.028147	-	-
July 29, 2005	July 29 2005	$0.027378	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of the Maine Municipal Fund

We have audited the accompanying statement of assets and liabilities of the Maine Municipal Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 29, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended July 29, 2005 and the four month period ended July 30, 2004, and the financial highlights for the year ended July 29, 2005, the four month period ended July 30, 2004, and the year ended March 31, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for years ended March 31, 2003, 2002, 2001 and 2000 were audited by other auditors whose report dated May 16, 2003 expressed an unqualified opinion on the respective financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Maine Municipal Fund of the Integrity Managed Portfolios as of July 29, 2005, the results of its operations for the year then ended, the changes in its net assets for the year ended July 29, 2005 and the four month period ended July 30, 2004 and the financial highlights for the year ended July 29, 2005, the four month period ended July 30, 2004 and the year ended March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

September 2, 2005

Nebraska Municipal Fund

Dear Shareholder:

Enclosed is the annual report of the operations of the Nebraska Municipal Fund (the "Fund") for the year ended July 29, 2005. The Fund's portfolio and related financial statements are presented within for your review.

The central theme of the 1990's economy was its ability to grow without aggravating inflation. Falling interest rate yields, declining unemployment, lack of recessions, a persistently rising stock market and a surplus government budget were a direct outcome of this period. While inflation continued to decline, interest rates moved lower. The Federal Reserve never had to tighten aggressively since inflationary pressures never became overwhelming.

Today, after more than 20 years of growing without a major inflationary episode, the 10-year Treasury bond yield has languished around 4 percent despite two years of solid real GDP growth, a record-setting surge in oil prices, a 75 percent advance in industrial commodity prices and a booming housing market.

This may also explain why the Federal Reserve has proclaimed it can be "patient" and "measured" in its approach to raising rates, despite the fact they have raised the federal funds target rate from a four-decade low of 1% to 3.25% at the end of June.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, longer-term yields have fallen during the period as the 10-year Treasury bond yield ended the period at 4.28% after beginning the period at 4.46%. This "conundrum" as Federal Reserve Chairman Alan Greenspan refers to it, can be attributed to massive Asian and oil producing nations buying dollar denominated assets, i.e. government bonds. These purchases may decline as China recently revalued its currency, "the Yuan". One scenario of this change would reduce China's huge purchases of U.S. dollars and U.S. bonds and, as a result, American interest rates could be forced higher.

Given our concerns that inflationary trends are growing and the Federal Reserve will continue to be accommodative, our strategy is to focus on bonds with higher coupons. The Fund's average coupon as of July 29, 2005 was 5.59%, maintaining a lower average maturity life of 14 years and a short position in U.S. Treasury futures. Although this conservative strategy at times limits the Fund's full participation in market rallies, it preserves principal in market downturns. As of this report, interest rates have moved higher as economic reports continue to show growth in the economy.

The Nebraska Municipal Fund began the period at $10.55 per share and ended the period at $10.11 per share for a total return of (0.18)% (without sales charge). This compares to the Lehman Brothers Municipal Bond Index's return of 6.36% for the period.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality, double tax-exempt issues. Credit quality for the period was: AAA 61%, AA 28%, A 4%, BBB 2% and NR 5%. Income exempt from federal and Nebraska state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities than a municipal bond fund that does not concentrate its securities in a single state.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission's ("SEC's") Internet site at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s). The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions July 29, 2005 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA", "A" and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

July 29, 2005 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

AAA	60.4%
AA	27.9%
A	4.3%
BBB	2.3%
NR	5.1%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

S-School	33.7%
HC-Health Care	19.9%
O-Other	11.6%
U-Utilities	10.1%
H-Housing	10.0%
I-Industrial	8.3%
W/S-Water/Sewer	4.0%
C/L-COP/Lease	2.4%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

July 29, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005, to July 29, 2005.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/05)	(07/29/05)	(02/01/05 – 07/29/05)
Actual
Class A	$1,000.00	$1,000.64	$4.97
Hypothetical (5% annual return before expenses)
Class A	$1,000.00	$1,020.03	$5.02

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund's ending account value on the first line in the table is based on its actual total return of 0.06% for the period of February 1, 2005, to July 29, 2005.

July 29, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending July 29, 2005
				Since Inception (November 17, 1993)
Nebraska Municipal Fund	1 year	5 year	10 year
Without sales charge	(0.18%)	3.26%	3.96%	3.78%
With sales charge (4.25%)	(4.44%)	2.36%	3.50%	3.39%

				Since Inception (November 17, 1993)
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year
	6.36%	6.48%	6.23%	5.89%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

July 29, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH (INSERT HERE)

Comparison of change in value of a $10,000 investment in the Nebraska Municipal Fund and the Lehman Brothers Municipal Bond Index

	Nebraska Municipal Fund w/o Sales Charge	Nebraska Municipal Fund w/ Max Sales Charge	Lehman Brothers Municipal Bond Index

11/17/93	$10,000	$ 9,575	$10,000
1994	$ 9,773	$ 9,357	$ 9,892
1995	$10,471	$10,026	$10,672
1996	$11,071	$10,600	$11,376
1997	$11,909	$11,402	$12,544
1998	$12,380	$11,853	$13,295
1999	$12,853	$12,306	$13,677
2000	$13,146	$12,588	$14,268
2001	$14,463	$13,848	$15,707
2002	$15,051	$14,411	$16,761
2003	$14,929	$14,295	$17,364
2004	$15,465	$14,807	$18,368
2005	$15,436	$14,780	$19,537

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Nebraska municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

July 29, 2005 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "Independent" Trustees. Two of the remaining three Trustees and/or executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGH SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Lynn W. Aas 904 NW 27th St Minot, ND 58703 84	Trustee	Since January 1996	Retired; Attorney; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave SW – Ste. 305 Minot, ND 58701 70	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003) ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), and Integrity Fund of Funds, Inc. (since January 1999), and Trustee, The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGH SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
**Robert E. Walstad 1 N Main St Minot, ND 58703 60	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (September 2002 to December 2004), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 N Main St Minot, ND 58703 71	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., Integrity Funds Distributor, Inc.; Vice President and Secretary, The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Brent M. Wheeler 1 N Main St Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since May 2004), The Integrity Funds and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and Directors of the Fund's Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

Schedule of Investments July 29, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody's/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NEBRASKA MUNICIPAL BONDS (95.4%)

Adams Cty., NE Hosp. Auth. #001 (Mary Lanning Memorial Hosp.) ASGUA	NR/AA	5.300%	12/15/18	$250,000	$254,908
Dawson Cty., NE SID #001 (IBP, Inc. Proj.) Ref. G.O.	Baa-3/BBB	5.650	02/01/22	700,000	700,000
Dawson Cty., NE School Dist. #20 (Gothenburg) G.O. MBIA	Aaa/AAA	5.350	12/15/26	500,000	527,320
Dawson Cty., NE School Dist. #20 (Gothenburg) G.O. FSA	Aaa/AAA	4.500	12/15/25	405,000	406,397
*Dodge Cty., NE SD #001 (Fremont Public Schools) FSA	Aaa/NR	5.500	12/15/20	1,000,000	1,098,160
Douglas Cty., NE Hosp. Auth. #001 (Alegent Hlth - Immanuel Med. Ctr.) Rev. AMBAC	Aaa/AAA	5.250	09/01/21	250,000	262,788
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA	Aaa/AAA	5.500	11/15/21	340,000	350,985
Douglas Cty., NE Hosp. Auth. #002 (Nebraska Medical Center)	A-1/NR	5.000	11/15/16	250,000	267,128
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA	Aaa/AAA	5.375	11/15/15	45,000	46,407
Douglas Cty., NE (Catholic Health Corp.) Rev. MBIA	Aaa/AAA	5.375	11/15/15	230,000	237,192
Douglas Cty., NE SID #392 (Cinnamon Creek) G.O.	NR/NR	5.750	08/15/17	200,000	200,000
Douglas Cty., NE SID #240 (LeBea) Ref. G.O.	NR/NR	5.900	10/15/16	100,000	100,250
Douglas Cty., NE SID #397 (Linden Estates II)	NR/NR	5.600	07/15/18	265,000	265,000
Douglas Cty., NE SID #397 (Linden Estates II)	NR/NR	5.600	07/15/19	280,000	280,000
Douglas Cty., NE SID #397 (Linden Estates II)	NR/NR	5.600	04/01/23	500,000	501,250
#Douglas Cty., NE SD #010 (Elkhorn Public Schools) G.O. FSA	Aaa/AAA	5.500	12/15/20	750,000	754,343
Douglas Cty., NE SD #010 (Elkhorn Public Schools)	NR/A+	5.050	12/15/22	150,000	153,551
Fremont, NE Combined Utilities Rev. MBIA	Aaa/AAA	5.000	10/15/21	500,000	529,560
Kearney Cty., NE Highway Allocation Fund AMBAC	Aaa/NR	5.350	06/15/21	100,000	101,823
#Lancaster Cty., NE (Bryan Memorial Hospital) Rev. MBIA	Aaa/AAA	5.375	06/01/19	1,400,000	1,463,476
Lancaster Cty., NE School Dist. #1 (Lincoln Public Schools)	Aa/AAA	5.250	01/15/21	500,000	540,505
Lancaster Cty., NE School Dist. #1 (Lincoln Public Schools) G.O.	Aa/AAA	5.250	01/15/22	500,000	541,980
#Lancaster Cty., NE School Dist. #145 (Waverly Public Schools) AMBAC	Aaa/AAA	5.500	12/01/20	1,240,000	1,262,630
Lancaster Cty, NE School District #0160 (Norris Schools) G.O. FSA	Aaa/NR	5.000	12/15/25	250,000	260,635
Lincoln Cty., NE School Dist. #005 (Sutherland Public Schools) FSA	Aaa/NR	5.000	12/15/20	225,000	234,794
Lincoln/Lancaster Cty., NE Public Bldg. Community Rev.	Aa-1/AA+	5.800	10/15/18	475,000	502,769
#Lincoln/Lancaster Cty., NE Public Bldg. Community Rev.	Aa-1/AA+	5.875	10/15/23	850,000	903,210
Lincoln, NE Elec. Syst. Rev.	Aa/AA	5.000	09/01/21	1,000,000	1,060,530
Lincoln, NE Water Rev.	Aa/AA-	5.000	08/15/22	575,000	610,190
Madison Cty., NE Hosp. Auth. #001 (Faith Regl. Hlth. Svcs.) Rev. ASGUA	NR/AA	5.350	07/01/18	250,000	261,625
NE Hgr. Educ. Loan Program Senior Subord. Term MBIA	Aaa/AAA	6.250	06/01/18	800,000	833,768
NE Hgr. Educ. Loan Program Junior Subord. Rev. MBIA	Aaa/AAA	6.400	06/01/13	250,000	260,693
NE Hgr. Educ. Loan Program Junior Subord. Term MBIA	Aaa/AAA	6.450	06/01/18	400,000	418,516
*NE Hgr. Educ. Loan Program Student Loan MBIA	Aaa/AAA	5.875	06/01/14	1,085,000	1,084,241
NE Hgr. Educ. Loan Program B Rev. MBIA	Aaa/AAA	6.000	06/01/28	100,000	101,520
NE Educ. Finance Auth. (Creighton Univ.) Rev. AMBAC	Aaa/AAA	5.950	01/01/11	300,000	308,328
NE Educ. Finance Auth. (Wesleyan Univ.) Rev. Radian Insured	NR/AA	5.500	04/01/27	1,000,000	1,069,140
NE Invmt. Finance Auth. (Muirfield Greens) Multifamily Rev. FHA	Aa/NR	6.800	12/01/15	265,000	269,478
NE Invmt. Finance Auth. (Muirfield Greens) Multifamily Rev. FHA	Aa/NR	6.850	12/01/25	525,000	533,211
NE Invmt. Finance Auth. (Catholic Hlth. Initiatives) Rev.	Aa/AA	5.125	12/01/17	200,000	208,950
NE Invmt. Finance Auth. Single Family Hsg. Rev. Coll.	NR/AAA	6.300	03/01/17	10,000	10,136
*NE Invmt. Finance Auth. Single Family Hsg. Rev.	NR/AAA	6.600	09/01/20	35,000	35,510
NE Invmt. Finance Auth. Single Family Hsg. Rev. FHA/GNMA	NR/AAA	6.500	09/01/18	50,000	50,531
NE Invmt. Finance Auth. Single Family Hsg. Rev. FNMA/GNMA	NR/AAA	6.400	09/01/26	40,000	40,781
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA/FNMA	NR/AAA	6.250	09/01/28	40,000	41,229
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA	NR/AAA	6.200	09/01/17	95,000	96,748
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA	NR/AAA	6.250	03/01/21	105,000	106,835
*NE Invmt. Finance Auth. Single Family Hsg. Rev.	NR/AAA	6.300	09/01/28	400,000	410,724
NE Invmt. Finance Auth. Single Family Hsg. Rev. GNMA/FNMA	NR/AAA	6.300	09/01/30	30,000	30,440
NE Invmt. Finance Auth. (Childrens Healthcare Svcs.) Facs. Rev.	Aaa/AAA	5.500	08/15/17	410,000	440,164
#NE Invmt. Finance Auth. (Childrens Healthcare Svcs.) Rev. AMBAC	Aaa/AAA	5.500	08/15/27	1,000,000	1,059,820
NE Invmt. Finance Auth. Multifamily Hsg. Rev. FNMA	NR/AAA	6.200	06/01/28	495,000	511,127
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA	NR/AAA	6.000	06/01/17	410,000	419,897
NE Invmt. Finance Auth. Multifamily Hsg. Rev. GNMA	NR/AAA	6.100	06/01/29	500,000	520,065
NE Invmt. Finance Auth. (Waterbrook) Multifamily Rev.	Aaa/AAA	5.600	04/01/07	165,000	167,919
NE Invmt. Finance Auth. (Great Plains Regional Medical Center) ASGUA	NR/AA	5.450	11/15/17	400,000	413,724
NE Invmt. Finance Auth. (Great Plains Regional Medical Center) Rev. Asset Guaranty	NR/AA	5.450	11/15/22	750,000	807,645
Omaha, NE Various Purpose	Aaa/AAA	5.000	05/01/22	250,000	266,362
Omaha, NE Parking Facs. Corp. (Omaha Park 4/5) Lease Rev.	Aa-1/AA+	5.700	09/15/15	750,000	769,860
Omaha, NE Public Power Dist. Elec. Syst. Rev.	Aa/AA	5.200	02/01/22	500,000	534,865
Omaha, NE Public Power Dist. Elec. Syst. Rev.	NR/AA	6.000	02/01/15	330,000	376,705
Omaha, NE Public Power Dist. Elec. Syst. Rev.	Aa/NR	6.200	02/01/17	650,000	776,984
Omaha, NE (Riverfront Project) Special Obligation	Aa/AA	5.500	02/01/29	1,000,000	1,095,150
Platte County, NE G.O. FSA	Aaa/AAA	4.750	12/15/14	500,000	511,075
Columbus Community Hospital Platte Cty, NE Asset Guaranty	NR/AA	5.650	05/01/12	100,000	108,168
Columbus Community Hospital Platte Cty, NE Asset Guaranty	NR/AA	6.150	05/01/30	250,000	274,907
Sarpy Cty., NE SID #052 (Prairie Corners) G.O.	NR/NR	6.000	10/01/17	240,000	240,600
Sarpy Cty., NE School Dist. #046 FSA	Aaa/AAA	5.000	12/15/22	200,000	206,800
Univ. of NE Board of Regents Lincoln Parking	Aa/AA-	5.800	06/01/20	620,000	632,400
Univ. of NE (U. of NE - Lincoln Student Fees) Rev.	Aa/AA-	5.125	07/01/32	250,000	262,445

TOTAL NEBRASKA MUNICIPAL BONDS (COST: $29,634,643)					$30,986,867

SHORT-TERM SECURITIES (2.7%)				Shares
Wells Fargo Advantage National Tax-Free Money Market(COST: $869,516)				869,516	$869,516

TOTAL INVESTMENTS IN SECURITIES (COST: $30,504,159)					$31,856,383
OTHER ASSETS LESS LIABILITIES					631,426

NET ASSETS					$32,487,809

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Non-rated (NR) securities in the Fund were investment grade when purchased.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Assets and Liabilities July 29, 2005

ASSETS
Investment in securities, at value (cost: $30,504,159)	$31,856,383
Accrued interest receivable	420,368
Accrued dividends receivable	1,102
Variation margin on futures	425,750
Prepaid expenses	2,831

Total Assets	$32,706,434

LIABILITIES
Dividends payable	$106,960
Accrued expenses	35,544
Payable for fund shares redeemed	68,558
Disbursements in excess of demand deposit cash	7,563

Total Liabilities	$218,625

NET ASSETS	$32,487,809

Net assets are represented by:
Paid-in capital	$35,191,524
Accumulated undistributed net realized gain (loss) on investments and futures	(4,200,690)
Accumulated undistributed net investment income	24,899
Unrealized appreciation on investments	1,352,224
Unrealized appreciation on futures	119,852
Total amount representing net assets applicable to 3,213,649 outstanding shares of no par common stock (unlimited shares authorized)	$32,487,809

Net asset value per share	$10.11
Public offering price (based on sales charge of 4.25%)	$10.56

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended July 29, 2005

INVESTMENT INCOME
Interest	$1,702,371
Dividends	14,971
Total Investment Income	$1,717,342

EXPENSES
Investment advisory fees	$169,345
Distribution (12b-1) fees	84,672
Transfer agent fees	45,233
Accounting service fees	40,868
Administrative service fees	33,869
Custodian fees	3,941
Registration and filing fees	7,193
Reports to shareholders	5,262
Audit fees	4,983
Insurance expense	1,116
Trustees fees	3,014
Professional fees	7,362
Transfer agent out-of-pockets	1,908
Legal fees	6,822
Total Expenses	$415,588
Less expenses waived or absorbed by the Fund's manager	(84,449)
Total Net Expenses	$331,139

NET INVESTMENT INCOME	$1,386,203

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$45,093
Futures transactions	(1,687,981)
Net change in unrealized appreciation (depreciation) of:
Investments	(385,184)
Futures	573,218
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(1,454,854)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(68,651)

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Changes in Net Assets
For the year ended July 29, 2005, and the year ended July 30, 2004

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,386,203	$1,523,479
Net realized gain (loss) on investment and futures transactions	(1,642,888)	(511,467)
Net change in unrealized appreciation (depreciation) on investments and futures	188,034	259,392
Net Increase (Decrease) in Net Assets Resulting From Operations	$(68,651)	$1,271,404

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.42 and $.45 per share, respectively)	$(1,382,244)	$(1,519,666)
Distributions from net realized gain on investment and futures transactions ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$(1,382,244)	$(1,519,666)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$2,743,184	$4,178,723
Proceeds from reinvested dividends	925,582	992,068
Cost of shares redeemed	(4,411,711)	(6,958,487)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(742,945)	$(1,787,696)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(2,193,840)	$(2,035,958)

NET ASSETS, BEGINNING OF PERIOD	34,681,649	36,717,607

NET ASSETS, END OF PERIOD	$32,487,809	$34,681,649

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements July 29, 2005

Note 1. ORGANIZATION

Business operations - The Nebraska Municipal Fund (the "Fund") is an investment portfolio of Integrity Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. IntegrityManaged Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to November 17, 1993, other than matters relating to organization and registration. On November 17, 1993, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and Nebraska income taxes as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of Nebraska municipal securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price and a distribution fee of up to 0.25% on an annual basis.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities – The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent Deferred Sales Charge ("CDSC") – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Distributions during the year ended July 29, 2005, were characterized as tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	July 29, 2005	July 30, 2004
Tax-exempt income	$1,382,244	$1,519,666
Ordinary income	0	0
Long-term capital gains	0	0
Total	$1,382,244	$1,519,666

As of July 29, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($4,080,839)	$1,377,122	($2,703,717)

The Fund has unexpired capital loss carryforwards for tax purposes as of July 29, 2005, totaling $3,751,103, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2006	$383,905
2007	$0
2008	$199,861
2009	$158,911
2010	$591,993
2011	$713,949
2012	$579,276
2013	$1,123,208

For the year ended July 29, 2005, the Fund made $616,730 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 29, 2005, the Fund deferred to August 1, 2005, post October capital losses, post October currency losses and post October passive foreign investment company losses of $329,736.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 29, 2005, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contract	Valuation as of July 29, 2005	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2005	104	$425,750	$119,852

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS

As of July 29, 2005, there were unlimited shares of no par authorized; 3,213,649 and 3,287,726 shares were outstanding at July 29, 2005, and July 30, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004
Shares sold	265,240	391,870
Shares issued on reinvestment of dividends	89,771	93,245
Shares redeemed	(429,088)	(656,326)
Net increase (decrease)	(74,077)	(171,211)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc., the Fund's sponsor.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized $84,896 of investment advisory fees after partial waiver for the year ended July 29, 2005. The Fund has a payable to Integrity Money Management of $7,296 at July 29, 2005, for investment advisory fees. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory contract, the investment adviser has agreed to pay the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the investment advisory and management fee. The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required by the advisory or other agreements from time to time. Accordingly, after fee waivers and expense reimbursements, the Fund's actual total annual operating expenses were 0.98% for the year ended July 29, 2005.

Principal Underwriter and Shareholder Services

The Fund pays an annual service fee to Integrity Funds Distributor, its principal underwriter, for certain expenses incurred in connection with the distribution of the Fund's shares. The annual fee paid to Integrity Funds Distributor under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund has recognized $84,672 of service fee expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Funds Distributor of $6,554 at July 29, 2005, for service fees.

Integrity Fund Services provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $25 million, and 0.10% of the Fund's net assets in excess of $50 million, with a minimum of $1,500 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $45,233 of transfer agency fees and expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $3,528 at July 29, 2005 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $40,868 of accounting service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $3,244 at July 29, 2005, for accounting service fees. Integrity Fund Services also acts as administrator for the Fund. The Fund pays to Integrity Fund Services a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $33,869 of administrative service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $2,621 at July 29, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,415,851 and $3,944,510, respectively, for the year ended July 29, 2005.

Note 6. INVESTMENT IN SECURITIES

At July 29, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $30,504,159. The net unrealized appreciation of investments based on the cost was $1,352,224, which is comprised of $1,355,769 aggregate gross unrealized appreciation and $3,545 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.55	$10.62	$11.17	$11.23	$10.71

Income from Investment Operations:
Net investment income	$.42	$.45	$.47	$.51	$.53
Net realized and unrealized gain (loss) on investment and futures transactions	(.44)	(.07)	(.55)	(.06)	.52
Total Income (Loss) From Investment Operations	$(.02)	$.38	$(.08)	$.45	$1.05

Less Distributions:
Dividends from net investment income	(.42)	$(.45)	$(.47)	$(.51)	$(.53)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.42)	$(.45)	$(.47)	$(.51)	$(.53)

NET ASSET VALUE, END OF PERIOD	$10.11	$10.55	$10.62	$11.17	$11.23

Total Return	(0.18)%(A)	3.59%(A)	(0.81)%(A)	4.06%(A)	10.02%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$32,488	$34,682	$36,718	$37,273	$38,558
Ratio of net expenses (after expense assumption) to average net assets	0.98%(B)	0.95%(B)	0.92%(B)	0.82%(B)	0.78%(B)
Ratio of net investment income to average net assets	4.07%	4.18%	4.24%	4.52%	4.82%
Portfolio turnover rate	4.36%	8.95%	9.48%	13.08%	16.89%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $84,449, $93,640, $62,679, $99,292, and $113,493, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.22%, 1.21%, 1.08%, 1.08%, and 1.08%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended July 29, 2005 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 31, 2004	August 31, 2004	$.036933	-	-
September 30, 2004	September 30, 2004	$.036226	-	-
October 29, 2004	October 29, 2004	$.034376	-	-
November 30, 2004	November 30, 2004	$.035616	-	-
December 31, 2004	December 31, 2004	$.035532	-	-
January 31, 2005	January 31, 2005	$.034823	-	-
February 28, 2005	February 28, 2005	$.034924	-	-
March 31, 2005	March 31, 2005	$.034640	-	-
April 29, 2005	April 29, 2005	$.033418	-	-
May 31, 2005	May 31, 2005	$.035586	-	-
June 30, 2005	June 30, 2005	$.034163	-	-
July 29, 2005	July 29, 2005	$.033213	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of the Nebraska Municipal Fund

We have audited the accompanying statement of assets and liabilities of the Nebraska Municipal Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 29, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 29, 2005 and July 30, 2004, and the financial highlights for the year ended July 29, 2005 and each of the four years in the period ended July 30, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Nebraska Municipal Fund of the Integrity Managed Portfolios as of July 29, 2005, the results of its operations for the year then ended, the changes in its net assets for the years ended July 29, 2005 and July 30, 2004, and the financial highlights for the years ended July 29, 2005, July 30, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

September 2, 2005

New Hampshire Municipal Fund

Dear Shareholder:

Enclosed is the annual report of operations of the New Hampshire Municipal Fund (the "Fund") for the year ended July 29, 2005. The Fund's portfolio and related financial statements are presented within for your review.

The central theme of the 1990's economy was its ability to grow without aggravating inflation. Falling interest rate yields, declining unemployment, lack of recessions, a persistently rising stock market and a surplus government budget were a direct outcome of this period. While inflation continued to decline, interest rates moved lower. The Federal Reserve never had to tighten aggressively since inflationary pressures never became overwhelming.

Today, after more than 20 years of growing without a major inflationary episode, the 10-year Treasury bond yield has languished around 4 percent despite two years of solid real GDP growth, a record-setting surge in oil prices, a 75 percent advance in industrial commodity prices and a booming housing market.

This may also explain why the Federal Reserve has proclaimed it can be "patient" and "measured" in its approach to raising rates, despite the fact they have raised the federal funds target rate from a four-decade low of 1% to 3.25% at the end of June.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, longer-term yields have fallen during the period as the 10-year Treasury bond yield ended the period at 4.28% after beginning the period at 4.46%. This "conundrum" as Federal Reserve Chairman Alan Greenspan refers to it, can be attributed to massive Asian and oil producing nations buying dollar denominated assets, i.e. government bonds. These purchases may decline as China recently revalued its currency, "the Yuan". One scenario of this change would reduce China's huge purchases of U.S. dollars and U.S. bonds and, as a result, American interest rates could be forced higher.

Given our concerns that inflationary trends are growing and the Federal Reserve will continue to be accommodative, our strategy is to focus on bonds with higher coupons. The Fund's average coupon as of July 29, 2005 was 5.14%, maintaining a lower average maturity life of 9 years and a short position in U.S. Treasury futures. Although this conservative strategy at times limits the Fund's full participation in market rallies, it preserves principal in market downturns. As of this report, interest rates have moved higher as economic reports continue to show growth in the economy.

The New Hampshire Municipal Fund began the period at $10.82 per share and ended the period at $10.20 per share for a total return of (1.81%) (without sales charge). This compares to the Lehman Brothers Municipal Bond Index's return of 6.36% for the period.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality, federally tax-exempt issues. Credit quality for the period was: AAA 71%, AA 18% and A 11%. Income exempt from federal income taxes and New Hampshire state interest and dividend taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities than a municipal bond fund that does not concentrate its securities in a single state.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission's ("SEC's") Internet site at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s). The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions July 29, 2005 (Unaudited)

Appreciation

Increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

Decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

Actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

July 29, 2005 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

AAA	70.4%
AA	18.3%
A	11.3%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

T-Transportation	20.2%
S-School	20.1%
HC-Health Care	19.3%
I-Industrial	15.7%
GO-General Obligation	8.7%
O-Other	7.5%
H-Housing	4.4%
W/S-Water/Sewer	4.1%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

July 29, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005, to July 29, 2005.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/05)	(07/29/05)	(02/01/05 – 07/29/05)
Actual
Class A	$1,000.00	$995.10	$4.96
Hypothetical (5% annual return before expenses)
Class A	$1,000.00	$1,020.03	$5.02

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund's ending account value on the first line in the table is based on its actual total return of (0.49%) for the period of February 1, 2005, to July 29, 2005.

July 29, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending July 29, 2005
				Since Inception (December 31, 1992)
New Hampshire Municipal Fund	1 Year	5 Year	10 Year
Without sales charge	(1.81%)	3.52%	4.25%	4.66%
With sales charge (4.25%)	(5.98%)	2.63%	3.80%	4.30%

				Since Inception (December 31, 1992)
Lehman Brothers Municipal Bond Index	1 Year	5 Year	10 Year
	6.36%	6.48%	6.23%	6.30%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to December 19, 2003, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser. The Forum Investment Advisors, LLC, served as investment adviser to the Fund until December 19, 2003.

July 29, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH(insert here)

Comparison of change in value of a $10,000 investment in the New Hampshire Municipal Fund and the Lehman Brothers Municipal Bond Index

	New Hampshire Municipal Fund w/o Sales Charge	New Hampshire Municipal Fund w/ Max Sales Charge	Lehman Brothers Municipal Bond Index
12/31/92	$10,000	$9,575	$10,000
1993	$10,599	$10,152	$10,724
1994	$10,895	$10,436	$10,925
1995	$11,695	$11,202	$11,786
1996	$12,287	$11,770	$12,563
1997	$13,328	$12,766	$13,854
1998	$14,034	$13,442	$14,683
1999	$14,409	$13,801	$15,106
2000	$14,919	$14,290	$15,757
2001	$16,017	$15,342	$17,348
2002	$16,852	$16,142	$18,512
2003	$17,247	$16,520	$19,177
2004	$18,064	$17,302	$20,286
2005	$17,738	$16,990	$21,577

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in New Hampshire municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

July 29, 2005 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "Independent" Trustees. Two of the remaining three Trustees and/or executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGH SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Lynn W. Aas 904 NW 27th St. Minot, ND 58703 84	Trustee	Since January 1996	Retired; Attorney; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave SW Suite 305 Minot, ND 58701 70	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S Broadway Suite 15 Minot, ND 58701 57	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003) ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), and Integrity Fund of Funds, Inc. (since January 1999), and Trustee, The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGH SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
**Robert E. Walstad 1 N Main St Minot, ND 58703 60	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (September 2002 to December 2004), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 N Main St Minot, ND 58703 71	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., Integrity Funds Distributor, Inc.; Vice President and Secretary, The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Brent M. Wheeler 1 N Main St Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since May 2004), The Integrity Funds and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and Directors of the Fund's Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

Schedule of Investments July 29, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody's/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NEW HAMPSHIRE MUNICIPAL BONDS (94.5%)

#Belknap Cnty., NH G.O. MBIA	Aaa/AAA	5.200%	06/15/2013	$225,000	$237,998
Colebrook, NH School District MBIA	Aaa/NR	4.000	07/15/2008	60,000	61,932
Concord, NH G.O.	Aa/AA	4.600	10/15/2014	100,000	105,982
Concord, NH School District FSA	Aaa/AAA	5.000	10/15/2010	100,000	101,882
Derry, NH FSA	Aaa/NR	4.800	02/01/2018	115,000	121,569
Exeter, NH G.O.	A-1/NR	6.250	01/15/2007	140,000	140,350
Exeter, NH G.O.	A-1/NR	5.300	06/15/2008	25,000	26,544
Franlin, NH G.O. MBIA	Aaa/AAA	5.200	10/01/2007	50,000	50,006
Gorham, NH G.O. FSA	Aaa/NR	4.850	04/01/2014	65,000	68,239
#Hampton, NH G.O. XLCA	Aaa/NR	4.000	12/15/2020	300,000	294,801
Hillsborough NH GO XLCA	Aaa/AAA	4.000	11/01/2020	100,000	98,323
Hillsborough NH GO XLCA	Aaa/AAA	4.000	11/01/2021	100,000	97,841
Hudson, NH G.O.	Aa-3/NR	5.250	03/15/2028	110,000	114,237
Hudson, NH School District Lot B	Aa-3/NR	7.300	12/15/2006	25,000	26,492
Hudson, NH School District Lot B	Aa-3/NR	7.300	12/15/2008	20,000	22,788
Keene, NH G.O.	Aa-3/NR	5.150	10/15/2011	45,000	47,753
Londonderry, NH	Aa-3/NR	5.400	01/15/2014	50,000	51,922
#Manchester, NH Airport Rev. MBIA	Aaa/AAA	5.000	01/01/2009	225,000	234,218
Manchester, NH Public Improvement	Aa/NR	5.500	06/01/2019	200,000	221,510
Manchester, NH Public Improvement G.O.	Aa/NR	4.500	06/01/2009	30,000	30,860
Manchester, NH School Facs. Rev. MBIA	Aaa/AAA	5.250	06/01/2009	250,000	271,563
Manchester, NH Water Rev. FGIC	Aaa/AAA	5.000	12/01/2028	250,000	263,880
New Hampshire Hgr. Educ. & Hlth. Facs. (Concord Hospital) AMBAC	Aaa/AAA	5.400	10/01/2006	50,000	51,507
New Hampshire Hgr. Educ. & Hlth. Facs. (Dartmouth College) Rev.	Aaa/AAA	5.700	06/01/2027	100,000	105,867
New Hampshire Hgr. Educ. & Hlth. Facs. (Dartmouth College) Rev.	Aaa/AAA	5.125	06/01/2028	260,000	268,788
New Hampshire Hgr. Educ. & Hlth. Facs. (Wentworth-Douglass) MBIA	Aaa/AAA	5.400	01/01/2007	175,000	175,886
New Hampshire Hlth. & Educ. Facs. (Concord Hosp.) Rev. FGIC	Aaa/NR	5.000	10/01/2024	250,000	264,920
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.100	10/01/2010	200,000	209,736
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.200	10/01/2011	60,000	63,475
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.500	10/01/2015	120,000	127,039
New Hampshire Hlth. & Educ. Facs. Auth. (Exeter)	A/A+	5.625	10/01/2016	20,000	21,360
New Hampshire Hlth. & Educ. Facs. Auth. (Univ Sys of NH) AMBAC	Aaa/AAA	5.500	07/01/2013	285,000	313,460
New Hampshire Muni Bond Bank FSA	Aaa/AAA	4.400	08/15/2016	100,000	103,281
New Hampshire Muni Bond Bank (Pinkerton Academy) AMBAC	Aaa/AAA	5.250	06/01/2007	5,000	4,990
New Hampshire State Capital Improvement G.O.	Aa/AA	5.000	04/15/2013	250,000	270,265
New Hampshire State Hsg. Finance Auth.	A/NR	4.950	01/01/2006	90,000	91,288
#New Hampshire State Hsg. Finance Auth.	Aa/A+	5.600	01/01/2006	150,000	150,170
New Hampshire State Hsg. Finance Auth.	Aa/NR	6.000	07/01/2008	25,000	25,237
*New Hampshire State Turnpike Sys. Rev.	Aaa/AAA	6.750	11/01/2011	175,000	186,820
Oyster River, NH Coop School District Lot A	Aa/NR	5.750	06/15/2007	50,000	51,016
Oyster River, NH Coop School District Lot A	Aa/NR	5.850	06/15/2008	100,000	101,516
*Rochester NH G.O. MBIA	Aaa/NR	4.750	07/15/2020	300,000	318,291
#Stratham, NH School District AMBAC	Aaa/AAA	5.100	01/15/2008	400,000	419,508
Total New Hampshire Municipal Bonds					$6,015,110

GUAM MUNICIPAL BONDS (0.2%)
Guam Hsg. Corp. Single Family Mtg.	NR/AAA	5.750	09/01/2031	$10,000	$11,264
Total Guam Municipal Bonds					$11,264

TOTAL MUNICIPAL BONDS (COST: $5,925,050)					$6,026,374

SHORT-TERM SECURITIES (3.8%)				Shares
Wells Fargo Advantage National Tax-Free Money Market				240,667	$240,667
TOTAL SHORT-TERM SECURITIES (COST: $240,667)					$240,667

TOTAL INVESTMENTS IN SECURITIES (COST: $6,165,717)					$6,267,041
OTHER ASSETS LESS LIABILITIES					96,242

NET ASSETS					$6,363,283

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Non-rated (NR) securities in the Fund were investment grade when purchased.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Assets and Liabilities July 29, 2005

ASSETS
Investment in securities, at value (cost: $6,165,717)	$6,267,041
Variation margin on futures	118,719
Accrued interest receivable	53,189
Accrued dividends receivable	305
Receivable from manager	2,604
Prepaid expenses	2,808

Total Assets	$6,444,666

LIABILITIES
Dividends payable	$17,721
Accrued expenses	14,563
Payable for fund shares redeemed	49,099

Total Liabilities	$81,383

NET ASSETS	$6,363,283

Net assets are represented by:
Paid-in capital	$6,552,749
Accumulated undistributed net realized gain (loss) on investments and futures	(349,574)
Accumulated undistributed net investment income	1,078
Unrealized appreciation on investments	101,324
Unrealized appreciation on futures	57,706
Total amount representing net assets applicable to 623,932 outstanding shares of no par common stock (unlimited shares authorized)	$6,363,283

Net asset value per share	$10.20

Public offering price (based on sales charge of 4.25%)	$10.65

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended July 29, 2005

INVESTMENT INCOME
Interest	$314,309
Dividends	5,784
Total Investment Income	$320,093

EXPENSES
Investment advisory fees	$38,723
Distribution (12b-1) fees	19,361
Transfer agent fees	17,950
Administrative service fees	17,950
Accounting service fees	27,806
Custodian fees	1,969
Professional fees	2,775
Trustees fees	1,843
Reports to shareholders	2,309
Registration and filing fees	1,105
Legal fees	2,272
Audit fees	5,520
Other	249
Total Expenses	$139,832
Less expenses waived or absorbed by the Fund's manager	(64,102)
Total Net Expenses	$75,730

NET INVESTMENT INCOME	$244,363

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$43,631
Futures transactions	(434,415)
Net change in unrealized appreciation (depreciation) of:
Investments	(100,975)
Futures	98,917
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(392,842)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(148,479)

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Changes in Net Assets

For the year ended July 29, 2005 and the four month period ended July 30, 2004

	For The Year Ended July 29, 2005	For The Four Month Period Ended July 30, 2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$244,363	$84,208
Net realized gain (loss) on investment and futures transactions	(390,784)	229,404
Net change in unrealized appreciation (depreciation) on investments and futures	(2,058)	(163,747)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(148,479)	$149,865

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.33 and $.11 per share, respectively)	$(244,007)	$(84,065)
Distributions from net realized gain on investment and futures transactions ($.10 and $.00 per share)	(72,597)	0
Total Dividends and Distributions	$(316,604)	$(84,065)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$936,462	$521,823
Proceeds from reinvested dividends	205,304	60,281
Cost of shares redeemed	(2,275,130)	(861,357)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(1,133,364)	$(279,253)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,598,447)	$(213,453)

NET ASSETS, BEGINNING OF PERIOD	7,961,730	8,175,183

NET ASSETS, END OF PERIOD	$6,363,283	$7,961,730

The accompanying notes are an integral part of these financial statements.

Notes to Financial StatementsJuly 29, 2005

Note 1. ORGANIZATION

Business operations – The New Hampshire Municipal Fund (the "Fund") is an investment portfolio of Integrity Managed Portfolios (the "Trust") registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal and New Hampshire state interest and dividend tax as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in a portfolio of New Hampshire municipal securities.

On December 19, 2003, the New Hampshire Municipal Fund became a series of the Integrity Managed Portfolios. Prior to this the Fund was part of the Forum Funds and was named the New Hampshire TaxSaver Bond Fund. The New Hampshire TaxSaver Bond Fund commenced operations on December 31, 1992. The Forum Funds is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

When-issued securities – The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent Deferred Sales Charge ("CDSC") – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

The tax character of distributions paid was as follows:

	July 29, 2005	July 30, 2004
Tax-exempt income	$$244,007	$$84,065
Ordinary income	0	0
Long-term capital gains	$72,597	0
Total	$$316,604	$$84,065

As of July 29, 2005, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($291,868)	$102,402	($189,466)

The Fund has unexpired capital loss carryforwards for tax purposes as of July 29, 2005, totaling $176,767, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2013	$176,767

For the year ended July 29, 2005, the Fund made no permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 29, 2005, the Fund deferred to August 1, 2005 post October capital losses, post October currency losses and post October passive foreign investment company losses of $115,101.

Distributions to shareholders – Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other – Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as a realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 29, 2005, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of July 29, 2005	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2005	29	$118,719	$57,706

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS

As of July 29, 2005, there were unlimited shares of no par authorized; 623,932 and 736,134 shares were outstanding at July 29, 2005, and July 30, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended July 29, 2005	For The Four Month Period Ended July 30, 2004

Shares sold	89,280	48,247
Shares issued on reinvestment of dividends	19,557	5,590
Shares redeemed	(221,039)	(79,729)
Net increase (decrease)	(112,202)	(25,892)

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent, are subsidiaries of Integrity Mutual Funds, Inc.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. All investment advisory fees were waived for the year ended July 29, 2005. Certain officers and trustees of the Fund are also officers and directors of the investment adviser.

Under the terms of the advisory agreement, the investment adviser has agreed to pay all the expenses of the Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the management and investment advisory fee payable by the Fund to the adviser. Accordingly, after fee waivers and expense reimbursements, the Fund's total annual operating expenses were 0.98% for the year ended July 29, 2005.

Principal Underwriter and Shareholder Services

The Fund pays an annual service fee to Integrity Funds Distributor, its principal underwriter, for certain expenses incurred in connection with the distribution of the Fund's shares. The annual fee paid to Integrity Funds Distributor is calculated daily and paid monthly by the Fund at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund has recognized $19,361 of service fee expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Funds Distributor of $1,351 at July 29, 2005, for service fees.

Integrity Fund Services provides shareholder services for a fee that varies according to the size of the Fund and is reimbursed for out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $17,950 of transfer agent fees and expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $1,450 at July 29, 2005 for transfer agent fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $27,806 of accounting service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $2,204 at July 29, 2005, for accounting service fees. Integrity Fund Services also acts as administrator for the Fund. The Fund pays to Integrity Fund Services a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $17,950 of administrative service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $1,450 at July 29, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $1,290,876 and $2,735,270, respectively, for the year ended July 29, 2005.

Note 6. INVESTMENT IN SECURITIES

At July 29, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $6,165,717. The net unrealized appreciation of investments based on the cost was $101,324, which is comprised of $127,723 aggregate gross unrealized appreciation and $26,399 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 29, 2005	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.82	$10.73	$10.88	$10.65	$10.74	$10.33

Income from Investment Operations:
Net investment income	$.33	$.11	$.37	$.40	$.42	$.44
Net realized and unrealized gain (loss) on investment and futures transactions	(.52)	.09	(.15)	.30	(.09)	.41
Total Income (Loss) From Investment Operations	$(.19)	$.20	$.22	$.70	$.33	$.85

Less Distributions:
Dividends from net investment income	$(.33)	$(.11)	$(.37)	$(.40)	$(.42)	$(.44)
Distributions from net capital gains	(.10)	.00	.00	(.07)	.00	.00
Total Distributions	$(.43)	$(.11)	$(.37)	$(.47)	$(.42)	$(.44)

NET ASSET VALUE, END OF PERIOD	$10.20	$10.82	$10.73	$10.88	$10.65	$10.74

Total Return	(1.81%)(A)	5.69%(A)(C)	2.06%(A)	6.65%(A)	3.11%(A)	8.41%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$6,363	$7,962	$8,175	$10,198	$11,843	$12,626
Ratio of net expenses (after expense assumption) to average net assets	0.98%(B)	0.95%(B)	0.95%(B)	0.95%(B)	0.95%(B)	0.84%(B)
Ratio of net investment income to average net assets	3.14%	3.12%	3.44%	3.71%	3.88%	4.18%
Portfolio turnover rate	17.94%	10.02%	41.53%	20.00%	21.00%	24.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods since March 31, 2004, Integrity Money Management assumed/waived expenses of $64,102 and $23,856. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.80% and 1.84%. For the period 4/1/03 through 12/19/03, Forum Administrative Services and Forum Investment Advisors assumed/waived expenses of $62,210. For the period from 12/20/03 through 3/31/04, Integrity Money Management assumed/waived expenses of $21,859. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets for the year would have been 1.86%. In prior years, Forum Administrative Services, Forum Investment Advisors, Forum Shareholder Services, and Forum Accounting Services assumed/waived expenses of $106,577 (2003), $112,886 (2002), and $116,491 (2001). If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.03%, 1.86%, and 1.82%, respectively.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

TAX INFORMATION For The Year Ended July 29, 2005 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 31, 2004	August 31, 2004	$.029909	-	-
September 30, 2004	September 30, 2004	$.029650	-	-
October 29, 2004	October 29, 2004	$.027317	-	-
November 30, 2004	November 30, 2004	$.028983	-	-
December 30, 2004	December 30, 2004	$-	-	.097674
December 31, 2004	December 31, 2004	$.027281	-	-
January 31, 2005	January 31, 2005	$.027709	-	-
February 28, 2005	February 28, 2005	$.026238	-	-
March 31, 2005	March 31, 2005	$.026205	-	-
April 29, 2005	April 29, 2005	$.026072	-	-
May 31, 2005	May 31, 2005	$.028238	-	-
June 30, 2005	June 30, 2005	$.025111	-	-
July 29, 2005	July 29, 2005	$.027101	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of New Hampshire Municipal Fund

We have audited the accompanying statement of assets and liabilities of the New Hampshire Municipal Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 29, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended July 29, 2005 and the four month period ended July 30, 2004, and the financial highlights for the year ended July 29, 2005, the four month period ended July 30, 2004 and the year ended March 31, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2003, 2002, 2001, and 2000, were audited by other auditors whose report dated May 16, 2003 expressed an unqualified opinion on the respective highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Hampshire Municipal Fund of the Integrity Managed Portfolios as of July 29, 2005, the results of its operations for the year then ended, the changes in its net assets for the year ended July 29, 2005 and the four month period ended July 30, 2004 and the financial highlights for the year ended July 29, 2005, the four month period ended July 30, 2004, and the year ended March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

September 2, 2005

Oklahoma Municipal Fund

Dear Shareholder:

Enclosed is the annual report of the Oklahoma Municipal Fund (the "Fund") for the year ended July 29, 2005. The Fund's portfolio and related financial statements are presented within for your review.

The central theme of the 1990's economy was its ability to grow without aggravating inflation. Falling interest rate yields, declining unemployment, lack of recessions, a persistently rising stock market and a surplus government budget were a direct outcome of this period. While inflation continued to decline, interest rates moved lower. The Federal Reserve never had to tighten aggressively since inflationary pressures never became overwhelming.

Today, after more than 20 years of growing without a major inflationary episode, the 10-year Treasury bond yield has languished around 4 percent despite two years of solid real GDP growth, a record-setting surge in oil prices, a 75 percent advance in industrial commodity prices and a booming housing market.

This may also explain why the Federal Reserve has proclaimed it can be "patient" and "measured" in its approach to raising rates, despite the fact they have raised the federal funds target rate from a four-decade low of 1% to 3.25% at the end of June.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, longer-term yields have fallen during the period as the 10-year Treasury bond yield ended the period at 4.28% after beginning the period at 4.46%. This "conundrum" as Federal Reserve Chairman Alan Greenspan refers to it, can be attributed to massive Asian and oil producing nations buying dollar denominated assets, i.e. government bonds. These purchases may decline as China recently revalued its currency, "the Yuan". One scenario of this change would reduce China's huge purchases of U.S. dollars and U.S. bonds and, as a result, American interest rates could be forced higher.

Given our concerns that inflationary trends are growing and the Federal Reserve will continue to be accommodative, our strategy is to focus on bonds with higher coupons. The Fund's average coupon as of July 29, 2005 was 5.29%, maintaining a lower average maturity life of 18 years and a short position in U.S. Treasury futures. Although this conservative strategy at times limits the Fund's full participation in market rallies, it preserves principal in market downturns. As of this report, interest rates have moved higher as economic reports continue to show growth in the economy.

The Oklahoma Municipal Fund began the period at $11.07 per share and ended the period at $11.00 per share for a total return of 3.02% (without sales charge). This compares to the Lehman Brothers Municipal Bond Index's return of 6.36% for the period.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality, double tax-exempt issues. Credit quality for the period was: AAA 67%, AA 15%, A 10%, BBB 5% and NR 3%. Income exempt from federal and Oklahoma state income taxes with preservation of capital remain the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. This information is also available from the EDGAR database on the Securities and Exchange Commission's ("SEC's") Internet site at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s). The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions July 29, 2005 (Unaudited)

Appreciation

The increase in value of an asset.

Average Annual Total Return

A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis, assuming all distributions are reinvested.

Coupon Rate or Face Rate

The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Depreciation

The decrease in value of an asset.

Lehman Brothers Municipal Bond Index

An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value

The actual (or estimated) price at which a bond trades in the market place.

Maturity

A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)

The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial sales charge.

Quality Ratings

A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA," "AA," "A," and "BBB" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

July 29, 2005 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

AAA	67.1%
AA	15.3%
A	9.3%
BBB	5.2%
NR	3.1%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

S-School	36.7%
U-Utilities	17.3%
T-Transportation	11.1%
O-Other	9.5%
W/S-Water/Sewer	8.3%
HC-Health Care	7.9%
G-Government	7.0%
I-Industrial	2.2%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

July 29, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005, to July 29, 2005.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/05)	(07/29/05)	(02/01/05 – 07/29/05)
Actual
Class A	$1,000.00	$1,008.83	$4.99
Hypothetical (5% annual return before expenses)
Class A	$1,000.00	$1,020.03	$5.02

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 179/360 days.  The Fund's ending account value on the first line in the table is based on its actual total return of 0.88% for the period of February 1, 2005, to July 29, 2005.

July 29, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending July 29, 2005
				Since Inception (September 25, 1996)
Oklahoma Municipal Fund	1 Year	5 Year	10 Year
Without sales charge	3.02%	4.39%	N/A	4.24%
With sales charge (4.25%)	(1.35%)	3.49%	N/A	3.73%

				Since Inception (September 25, 1996)
Lehman Brothers Municipal Bond Index	1 Year	5 Year	10 Year
	6.36%	6.48%	N/A	6.31%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

July 29, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH (INSERT HERE)

Comparison of change in value of a $10,000 investment in the Oklahoma Municipal Fund and the Lehman Brothers Municipal Bond Index

	Oklahoma Municipal Fund w/o Sales Charge	Oklahoma Municipal Fund w/ Max Sales Charge	Lehman Brothers Municipal Bond Index
09/25/1996	$10,000	$9,575	$10,000
1997	$10,779	$10,321	$11,029
1998	$11,186	$10,711	$11,689
1999	$11,662	$11,166	$12,026
2000	$11,648	$11,153	$12,545
2001	$12,787	$12,243	$13,811
2002	$13,484	$12,911	$14,737
2003	$13,522	$12,947	$15,267
2004	$14,017	$13,422	$16,150
2005	$14,440	$13,827	$17,178

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Oklahoma municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

July 29, 2005 (Unaudited)

MANAGEMENT OF THE FUND

The Board of Integrity Managed Portfolios consists of four Trustees. These same individuals, unless otherwise noted, also serve as Directors or Trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "Independent" Trustees. Two of the remaining three Trustees and/or executive officers are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) FOR THE LAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Lynn W. Aas 904 27th St NW Minot, ND 58703 84	Trustee	Since January 1996	Retired; Attorney; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave SW Suite 305 Minot, ND 58701 70	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center, 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003) ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), and Integrity Fund of Funds, Inc. (since January 1999), and Trustee, The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) FOR THE LAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
**Robert E. Walstad 1 N Main St Minot, ND 58703 60	Trustee, Chairman, and President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (September 2002 to December 2004), Capital Financial Services, Inc.

				17	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 N Main St Minot, ND 58703 71	Vice President and Secretary	Since January 1996

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., Integrity Funds Distributor, Inc.; Vice President and Secretary, The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Brent M. Wheeler 1 N Main St Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since May 2004), The Integrity Funds and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Trustees and/or officers who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and Directors of the Fund's Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

Schedule of Investments July 29, 2005

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited)Moody's S&P	Coupon Rate	Maturity	Principal Amount	Market Value

OKLAHOMA MUNICIPAL BONDS (95.5%)
Alva, OK Hosp. Auth. (Sales Tax Rev) Radian (Xcel)	Aa-3/AA	5.250%	06/01/2025	$200,000	$209,574
Claremore, OK Student Hsg. Rev. (Rogers University) ACA	NR/A	5.750	09/01/2034	500,000	520,465
Claremore Public Works Auth. Capital Improvement Rev. FSA	Aaa/AAA	5.250	06/01/2027	500,000	547,000
Durant, OK Community Fac. Auth. Sales Tax Rev. XLCA	Aaa/AAA	5.500	11/01/2019	500,000	555,540
Edmond Economic Dev. Auth., OK Student Housing Rev.	Baa-3/NR	5.375	12/01/2019	200,000	195,642
#Edmond Economic Dev. Auth., OK Student Housing Rev.	Baa-3/NR	5.500	12/01/2028	865,000	833,376
Edmond Public Works Auth. AMBAC	Aaa/AAA	4.850	01/01/2024	155,000	161,575
Edmond Public Works Sales Tax & Utility Rev. AMBAC	Aaa/AAA	4.750	07/01/2023	200,000	207,330
Garfield Cty., Criminal Justice Auth. (Enid, OK) Rev. MBIA	Aaa/NR	4.500	04/01/2018	250,000	256,630
*Grand River Dam Auth., OK Rev. AMBAC	Aaa/AAA	6.250	06/01/2011	210,000	239,946
Grand River Dam Auth., OK Rev. Ref. AMBAC	Aaa/AAA	5.500	06/01/2013	700,000	790,412
Grand River Dam Auth., OK FSA	Aaa/AAA	5.000	06/01/2012	500,000	548,870
Jackson Cty, OK Sales Tax Rev. AMBAC	Aaa/AAA	5.000	10/01/2022	500,000	523,565
Jenks Aquarium Auth. Rev. MBIA	Aaa/AAA	5.250	07/01/2029	500,000	543,380
Mannford Public Works Auth.	NR/BBB+	6.000	04/01/2027	300,000	322,221
Mannford Public Works Auth.	NR/BBB+	5.900	04/01/2032	250,000	266,470
McAlester, OK Public Works Auth. FSA	Aaa/NR	5.100	02/01/2030	100,000	104,749
Midwest City, OK Capital Impvt. MBIA	Aaa/AAA	5.375	09/01/2024	500,000	548,500
Norman, OK (Regl. Hospital) Auth. Asset Guaranty	NR/AA	5.250	09/01/2016	180,000	192,447
OK Agric. & Mech. Colleges (OK St. Univ.) Athletic Facs. AMBAC	Aaa/NR	5.000	08/01/2024	300,000	307,410
*OK Board of Regents (Oklahoma City Community College) Student Rev. AMBAC	Aaa/AAA	5.550	07/01/2022	750,000	816,705
Oklahoma City, OK Public Auth. (OKC Fairgrounds Fac.) FGIC	Aaa/AAA	5.500	10/01/2019	250,000	277,218
Oklahoma City, OK Water Utility Trust (Water & Sewer) Rev. FGIC	Aaa/AAA	5.000	07/01/2029	400,000	419,168
OK Colleges Board of Regents (NE State Univ. Ctr.) Rev. FSA	Aaa/AAA	5.100	03/01/2016	140,000	145,267
OK Colleges Board of Regents (NE State Univ. Ctr.) Rev. FSA	Aaa/AAA	5.150	03/01/2021	100,000	103,991
OK Board of Regents (Univ. of Central OK) AMBAC	Aaa/AAA	5.600	08/01/2020	150,000	163,564
OK Board of Regents (Univ. of Central OK) AMBAC	Aaa/AAA	5.700	08/01/2025	390,000	433,723
OK Colleges Board of Regents (East Central Univ.) AMBAC	Aaa/NR	4.350	08/01/2022	115,000	115,822
OK Colleges Board of Regents (East Central Univ.) AMBAC	Aaa/NR	4.400	08/01/2023	115,000	116,210
OK Colleges Board of Regents (NE St. Univ.) Rev. FGIC	Aaa/AAA	4.250	04/01/2023	150,000	149,862
OK Board of Regents (Univ. of Central OK Parking) Rev. AMBAC	Aaa/NR	4.125	06/01/2023	250,000	245,000
OK Devl. Finance Auth. (DHS Lease Rev.) Series 2000A MBIA	Aaa/NR	5.600	03/01/2015	280,000	294,977
OK Devl. Finance Auth. (Lease Rev.) Law Enforcement MBIA	Aaa/AAA	5.100	06/01/2027	120,000	127,435
OK Devl. Finance Auth. (OK State Syst. Higher Ed.) AMBAC	Aaa/AAA	4.900	12/01/2022	200,000	209,826
OK Devl. Finance Auth. OK Dept. of Corrections (McLoud Fac.) FGIC	Aaa/AAA	4.600	04/01/2022	250,000	256,190
OK Devl. Finance Auth. OK Dept. of Corrections (McLoud Fac.) FGIC	Aaa/AAA	4.650	04/01/2023	250,000	256,153
OK Housing Finance Agency Single Family Homeownership	Aaa/NR	5.250	09/01/2021	140,000	143,492
*OK Housing Finance Agency Single Family Homeownership GNMA	Aaa/NR	5.375	03/01/2020	90,000	92,734
OK Housing Finance Agency Single Family Homeownership GNMA/FNMA	Aaa/NR	5.850	09/01/2020	55,000	56,460
OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev.	NR/NR	5.750	03/01/2013	400,000	412,464
#OK Devl. Finance Auth. (Southern Nazarene Univ.) Rev.	NR/NR	6.000	03/01/2018	600,000	618,888
OK Devl. Finance Auth. (St. Ann's Retirement Village) Rev. MBIA	Aaa/NR	5.000	12/01/2028	500,000	523,130
OK Devl. Finance Auth. (St. John Health Syst.) Rev. Ref.	Aa-3/AA	5.750	02/15/2025	500,000	537,785
OK Devl. Finance Auth. (St. John Health Syst.) Rev. Ref.	Aa-3/AA	6.000	02/15/2029	400,000	439,024
OK Devl. Finance Auth. (St. John Health Syst.) MBIA	Aaa/AAA	5.750	02/15/2025	200,000	216,148
OK Devl. Finance Auth. (Comanche County Hosp.)	NR/BBB-	5.625	07/01/2009	105,000	111,034
OK Devl. Finance Auth. (Seminole State College)	NR/AA	5.125	12/01/2027	150,000	159,908
OK Devl. Finance Auth. (Langston Univ. Stadium)	NR/AA	5.000	07/01/2027	250,000	263,348
*OK Devl. Finance Auth. (Oklahoma City Univ.) Rev. Ref. AMBAC	Aaa/AAA	5.125	06/01/2017	555,000	585,653
#OK State G.O. (OK Building Commission) FGIC	Aaa/AAA	5.000	07/15/2018	1,600,000	1,731,424
OK Capital Impvt. Auth. (State Highway) Rev. MBIA	Aaa/AAA	5.000	06/01/2014	250,000	271,307
*OK State Indl. Finance Auth. G.O.	Aa-3/NR	6.050	02/01/2015	285,000	294,186
OK Devl. Finance Auth. (Integris Baptist Medical Center) AMBAC	Aaa/AAA	5.600	06/01/2020	250,000	272,507
OK State Indl. Auth. Lease (OK Cty. Parking Fac.) Rev. MBIA	Aaa/AAA	4.350	07/01/2019	190,000	193,640
OK State Indl. Auth. Lease (OK Cty. Parking Fac.) Rev. MBIA	Aaa/AAA	4.400	07/01/2020	200,000	203,626
OK State Municipal Power Auth. Rev. MBIA	Aaa/AAA	5.750	01/01/2024	2,230,000	2,573,955
OK State Student Loan Auth.	A/NR	6.350	09/01/2025	280,000	309,954
*OK State Student Loan Auth.	Aaa/AAA	5.625	06/01/2031	685,000	728,730
OK State Student Loan Auth. MBIA	Aaa/AAA	5.300	12/01/2032	450,000	471,262
OK State Turnpike Auth. FGIC	Aaa/AAA	5.250	01/01/2012	225,000	239,567
OK State Turnpike Auth. Rev. FGIC	Aaa/AAA	5.000	01/01/2028	120,000	124,252
OK State Water (Loan Program) Rev.	NR/AA+	5.400	09/01/2015	105,000	110,253
*OK State Water (Loan Program) Rev.	NR/AA+	5.100	09/01/2016	415,000	437,925
OK State Water Resources Board Rev.	NR/AA+	5.050	10/01/2022	200,000	214,486
OK State Water Resources Board Rev.	NR/AA+	5.125	10/01/2027	500,000	531,480
OK State Water Resources Loan Rev.	NR/AA+	5.100	10/01/2027	500,000	534,070
OK State Water Resources Board Rev.	NR/AA+	4.625	10/01/2018	435,000	452,778
OK State Water Resources Board Rev.	NR/AA+	4.350	10/01/2023	200,000	200,938
OK Board of Regents (University of Oklahoma) Athletic Fac. Rev. MBIA	Aaa/NR	5.250	06/01/2026	500,000	535,395
#Okmulgee Public Works Auth. Capital Improvement Rev. MBIA	Aaa/AAA	5.125	08/01/2030	750,000	791,078
Okmulgee Public Works Auth. Capital Improvement Rev. MBIA	Aaa/AAA	4.800	10/01/2027	500,000	519,745
Rural Enterprises, OK Inc. OK Govt. Fin. (Cleveland Cty. Hlth.) MBIA	Aaa/NR	5.000	11/01/2021	250,000	264,463
Rural Enterprises, OK Inc. Okmulgee Student Housing Proj. Series A ALA	NR/A	5.625	12/01/2020	140,000	147,967
Rural Enterprises, OK Inc. Okmulgee Student Housing Proj. Series A ACA	NR/A	5.700	12/01/2025	220,000	230,663
Rural Enterprises, OK Inc. Okmulgee Student Housing Proj. ACA	NR/A	5.750	12/01/2030	250,000	260,410
Rural Enterprises, OK Inc. Student Hsg. (Connors College) ACA	NR/A	5.550	11/01/2021	250,000	262,755
Rural Enterprises, OK Inc. Student Hsg. (Connors College) ACA	NR/A	5.650	11/01/2031	375,000	391,954
Rural Enterprises, OK Inc. USAOF Student Housing ACA	NR/A	5.550	11/01/2021	250,000	262,755
Rural Enterprises, OK Inc. USAOF Student Housing ACA	NR/A	5.650	11/01/2031	250,000	261,302
Sapulpa Municipal Authority Utility Rev. FSA	Aaa/AAA	5.125	01/01/2032	250,000	263,070
Texas Cty., OK Dev. Auth. (OPSU Student Hsg.) ACA	NR/A	5.250	11/01/2023	250,000	255,060
Tulsa Cnty, OK Indl. Auth. Recreation Facs.	NR/AA-	4.700	09/01/2024	500,000	507,915
University of OK Board of Regents (Research Fac.) Rev.	Aaa/NR	4.800	03/01/2028	670,000	697,148
University of OK Board of Regents (Multi Facs.) Rev. MBIA	Aaa/NR	4.750	06/01/2029	250,000	253,928
University of OK Board of Regents Student Hsg. Rev. FGIC	Aaa/NR	5.000	11/01/2027	1,000,000	1,058,010
University of OK Student Hsg. (Cameron Univ.) Rev. AMBAC	Aaa/AAA	5.500	07/01/2023	250,000	276,458

TOTAL OKLAHOMA MUNICIPAL BONDS (COST: $31,982,127)					$33,302,697

SHORT-TERM SECURITIES (2.4%)				Shares
Wells Fargo National Tax-Free Money Market				839,777	$839,777
TOTAL SHORT-TERM SECURITIES (COST: $839,777)					$839,777

TOTAL INVESTMENTS IN SECURITIES (COST: $32,821,904)					$34,142,474
OTHER ASSETS LESS LIABILITIES					744,971

NET ASSETS					$34,887,445

* Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Non-rated (NR) securities in the Fund were investment grade when purchased.

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Assets and Liabilities July 29, 2005

ASSETS
Cash	60
Investment in securities, at value (cost: $32,821,904)	$34,142,474
Accrued interest receivable	411,575
Accrued dividends receivable	1,031
Prepaid expenses	4,350
Variation margin on futures	474,875

Total Assets	$35,034,365

LIABILITIES
Dividends payable	$100,646
Accrued expenses	38,961
Payable for fund shares redeemed	7,313
Total Liabilities	$146,920

NET ASSETS	$34,887,445

Net assets are represented by:
Paid-in capital	$36,703,768
Accumulated undistributed net realized gain (loss) on investments & futures	(3,272,304)
Accumulated undistributed net investment income	1,731
Unrealized appreciation on investments	1,320,569
Unrealized appreciation on futures	133,681
Total amount representing net assets applicable to 3,172,765 outstanding shares of no par common stock (unlimited shares authorized)	$34,887,445

Net asset value per share	$11.00
Public offering price (based on sales charge of 4.25%)	$11.49

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the year ended July 29, 2005

INVESTMENT INCOME
Interest	$1,632,870
Dividends	13,279
Total Investment Income	$1,646,149

EXPENSES
Investment advisory fees	$179,133
Distribution (12b-1) fees	89,567
Transfer agent fees	47,387
Administrative service fees	35,827
Accounting service fees	41,847
Custodian fees	6,074
Registration and filing fees	2,120
Transfer agent out-of-pocket expenses	1,069
Trustees fees	3,102
Reports to shareholders	4,583
Professional fees	7,018
Insurance expenses	971
Audit fees	6,452
Legal fees	6,887
Total Expenses	$432,037
Less expenses waived or absorbed by the Fund's manager	(81,636)
Total Net Expenses	$350,401

NET INVESTMENT INCOME	$1,295,748

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$178,671
Futures transactions	(1,754,920)
Net change in unrealized appreciation (depreciation) of:
Investments	733,799
Futures	599,694
Net Realized And Unrealized Gain (Loss) On Investments And Futures	$(242,756)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,052,992

The accompanying notes are an integral part of these financial statements.

Financial Statements July 29, 2005

Statement of Changes in Net Assets
For the year ended July 29, 2005, and the year ended July 30, 2004

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,295,748	$1,290,211
Net realized gain (loss) on investment and futures transactions	(1,576,249)	(599,911)
Net change in unrealized appreciation (depreciation) on investments and futures	1,333,493	486,456
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,052,992	$1,176,756

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.40 and $.42 per share, respectively)	$(1,295,062)	$(1,289,393)
Distributions from net realized gain on investment and futures transactions ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$(1,295,062)	$(1,289,393)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$3,748,580	$7,303,088
Proceeds from reinvested dividends	617,406	642,804
Cost of shares redeemed	(4,708,343)	(4,160,176)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(342,357)	$3,785,716

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(584,427)	$3,673,079

NET ASSETS, BEGINNING OF PERIOD	35,471,872	31,798,793

NET ASSETS, END OF PERIOD	$34,887,445	$35,471,872

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements July 29, 2005

Note 1. ORGANIZATION

Business operations - Oklahoma Municipal Fund (the "Fund") is an investment portfolio of Integrity Managed Portfolios (the "Trust"), registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently six portfolios are offered. Integrity Managed Portfolios is an unincorporated business trust organized under Massachusetts law on August 10, 1990. The Fund had no operations from that date to September 25, 1996, other than matters relating to organization and registration. On September 25, 1996, the Fund commenced its Public Offering of capital shares. The investment objective of the Fund is to provide its shareholders with as high a level of current income exempt from both federal income tax and, to a certain extent, Oklahoma income tax, as is consistent with preservation of capital. Up to 20% of the Fund's total assets may be invested in Oklahoma municipal securities which are subject to Oklahoma state income taxes. The Fund will seek to achieve this objective by investing primarily in a portfolio of Oklahoma municipal securities.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.25% of the offering price and a distribution fee of up to 0.25% on an annual basis.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

When-issued securities – The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent Deferred Sales Charge ("CDSC") – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. Distributions during the year ended July 29, 2005, were characterized as tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	July 29, 2005	July 30, 2004
Tax-exempt income	$1,295,062	1,289,393
Ordinary income	0	0
Long-term capital gains	0	0
Total	$1,295,062	1,289,393

As of July 29, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($3,138,623)	$1,322,300	($1,816,323)

The Fund has unexpired capital loss carryforwards for tax purposes as of July 29, 2005, totaling $2,791,201, which may be used to offset capital gains. The capital loss carryforward amounts will expire in each of the years ended July 31 as shown in the table below.

Year	Unexpired Capital Losses
2006	$0
2007	$0
2008	$185,891
2009	$83,784
2010	$414,246
2011	$412,304
2012	$547,833
2013	$1,147,143

For the year ended July 29, 2005, the Fund made no permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 29, 2005, the Fund deferred to August 1, 2005 post October capital losses, post October currency losses and post October passive foreign investment company losses of $347,422.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At July 29, 2005, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of July 29, 2005	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	09/2005	116	$474,875	$133,681

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. CAPITAL SHARE TRANSACTIONS

As of July 29, 2005, there were unlimited shares of no par authorized; on July 29, 2005, and July 30, 2004, there were 3,172,765 and 3,204,147 shares outstanding, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004

Shares sold	338,746	653,032
Shares issued on reinvestment of dividends	55,833	57,584
Shares redeemed	(425,961)	(374,732)
Net increase (decrease)	(31,382)	335,884

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund'5% of the average daily net assets of the Fund. The Fund has recognized $89,567 of service fee expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Funds Distributor of $7,016 at July 29, 2005, for service fees.

Integrity Fund Services provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $25 million, and 0.10% of the Fund's net assets in excess of $50 million, with a minimum of $1,500 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $47,387 of transfer agent fees and expenses for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $3,731 at July 29, 2005 for transfer agent fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $41,847 of accounting service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $3,337 at July 29, 2005, for accounting service fees. Integrity Fund Services also acts as administrator for the Fund. The Fund pays to Integrity Fund Services a monthly fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses. An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class. The Fund has recognized $35,827 of administrative service fees for the year ended July 29, 2005. The Fund has a payable to Integrity Fund Services of $2,806 at July 29, 2005, for administrative service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $2,988,825 and $4,829,497, respectively, for the year ended July 29, 2005.

Note 6. INVESTMENT IN SECURITIES

At July 29, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $32,821,904. The net unrealized appreciation of investments based on the cost was $1,320,569, which is comprised of $1,395,324 aggregate gross unrealized appreciation and $74,755 aggregate gross unrealized depreciation.

Financial Highlights

Selected per share data and ratios for the period indicated

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$11.07	$11.09	$11.54	$11.47	$10.99

Income from Investment Operations:
Net investment income	$.40	$.42	$.49	$.55	$.57
Net realized and unrealized gain (loss) on investment and futures transactions	(.07)	(.02)	(.45)	.07	.48
Total Income (Loss) From Investment Operations	$.33	$.40	$.04	$.62	$1.05

Less Distributions:
Dividends from net investment income	$(.40)	$(.42)	$(.49)	$(.55)	$(.57)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.40)	$(.42)	$(.49)	$(.55)	$(.57)

NET ASSET VALUE, END OF PERIOD	$11.00	$11.07	$11.09	$11.54	$11.47

Total Return	3.02%(A)	3.67%(A)	0.28%(A)	5.46%(A)	9.78%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$34,887	$35,472	$31,799	$21,995	$18,131
Ratio of net expenses (after expense assumption) to average net assets	0.98%(B)	0.93%(B)	0.65%(B)	0.51%(B)	0.43%(B)
Ratio of net investment income to average net assets	3.60%	3.77%	4.21%	4.69%	5.06%
Portfolio turnover rate	8.69%	10.70%	9.39%	15.77%	12.24%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $81,636, $87,525, $124,432, $137,514, $133,456, and $127,129, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.20%, 1.19%, 1.11%, 1.19%, 1.23%, and 1.22%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended July 29, 2005 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

		Dividends and Distributions Per Share
To Shareholders of Record	Payment Date	From Net Investment Income	From Net Realized Short-Term Gains	From Net Realized Long-Term Gains
August 29, 2004	August 29, 2004	$.034333	-	-
September 30, 2004	September 30, 2004	$.033276	-	-
October 31, 2004	October 31, 2004	$.032150	-	-
November 28, 2004	November 28, 2004	$.035999	-	-
December 31, 2004	December 31, 2004	$.033518	-	-
January 30, 2005	January 30, 2005	$.033289	-	-
February 27, 2005	February 27, 2005	$.032909	-	-
March 31, 2005	March 31, 2005	$.033002	-	-
April 30, 2005	April 30, 2005	$.031998	-	-
May 28, 2005	May 28, 2005	$.034106	-	-
June 29, 2005	June 29, 2005	$.032953	-	-
July 29, 2005	July 29, 2005	$.031720	-	-

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of the Oklahoma Municipal Fund

We have audited the accompanying statement of assets and liabilities of the Oklahoma Municipal Fund (one of the portfolios constituting the Integrity Managed Portfolios), including the schedule of investments as of July 29, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 29, 2005 and July 30, 2004, and the financial highlights for the year ended July 29, 2005 and each of the four years in the period ended July 30, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Oklahoma Municipal Fund of the Integrity Managed Portfolios as of July 29, 2005, the results of its operations for the year then ended, the changes in its net assets for the years ended July 29, 2005 and July 30, 2004, and the financial highlights for the years ended July 29, 2005, July 30, 2004, July 31, 2003, July 31, 2002, and July 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

September 2, 2005

Item 2)           Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code") as defined in Item 2 of Form N-CSR. There were no amendments to the Code during the period covered by the report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the President and Treasurer during the period covered by this report. A copy of the Code is attached as an exhibit to this Form N-CSR.

Item 3)           Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that Lynn Aas is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Lynn Aas is independent for purposes of Item. 3 of Form N-CSR.

Item 4)           Principal Accountant Fees and Services.

(a)      Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

2004     $41,820.00

2005        $38,000.00

(b)      Audit-related fees are fees principally for professional services rendered for due diligence and technical accounting consulting and research.

Audit-Related Fees

2004     $9,920.00

2005     $9,900.00

(c)      Tax fees include amounts related to the preparation and review registrant's tax returns.

Tax Fees

2004     $6,275.00

2005     $6,600.00

(d)      All Other Fees.

None

(e)(1)       The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

(e)(2)       0% of the services described in paragraphs (b) through (d) of item 4 were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

(f)       All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employee.

(g)      None.

(h)      The registrant's independent auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5)           Audit Committee of Listed Registrants.

Not applicable.

Item 6)           Schedule of Investments.

The Schedule of Investments is filed under Item 1 of this form.

Item 7)           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8)           Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9)           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10)         Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors in the last fiscal year.

Item 11)         Controls and Procedures.

(a)      Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)         Exhibits

(a)(1)       Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

(a)(2)       Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

(a)(3)       Not Applicable.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTEGRITY MANAGED PORTFOLIOS
BY: /s/ ROBERT E. WALSTAD
Robert E. Walstad
President
Date: October 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

INTEGRITY MANAGED PORTFOLIOS
BY: /s/ ROBERT E. WALSTAD
Robert E. Walstad
President
Date: October 24, 2005
BY: /s/ BRENT M. WHEELER
Brent M. Wheeler
Treasurer
Date: October 24, 2005